As filed with the Securities and Exchange Commission
                                on April 1, 2004


                         Securities Act File No. 2-94841
                    Investment Company Act File No. 811-4170

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [x]

                         Pre-Effective Amendment No.                         [ ]


                       Post-Effective Amendment No. 22                       [x]


                                     and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
              ACT OF 1940                                                    [x]


                              Amendment No. 23                               [x]


                        (Check appropriate box or boxes)

                  Credit Suisse New York Tax Exempt Fund, Inc.
     (formerly Credit Suisse Warburg Pincus New York Tax Exempt Fund, Inc.)
               ...................................................
               (Exact Name of Registrant as Specified in Charter)


         466 Lexington Avenue
          New York, New York                                10017-3140
         ....................                              ............
(Address of Principal Executive Offices)                    (Zip Code)

    Registrant's Telephone Number, including Area Code:    (212) 875-3500

                                Hal Liebes, Esq.
                  Credit Suisse New York Tax Exempt Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140
                       ...................................
                     (Name and Address of Agent for Service)
                                    Copy to:


                             Dianne O'Donnell, Esq.
                          Willkie Farr & Gallagher LLP
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: May 1, 2004.



It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)


[x]   on May 1, 2004 pursuant to paragraph (b)


[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

------------------------------

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS
Prospectus



May 1, 2004


Class A, B and C Shares

     o    CREDIT SUISSE
          CASH RESERVE FUND

Class A Shares

     o    CREDIT SUISSE
          NEW YORK TAX EXEMPT FUND

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    Contents



KEY POINTS.....................................................................4
   Goals and Principal Strategies..............................................4
   A Word About Risk...........................................................4
   Investor Profile............................................................6

PERFORMANCE SUMMARY............................................................7
   Year-by-Year Total Returns..................................................7
   Average Annual Total Returns................................................8

INVESTOR EXPENSES..............................................................9
   Fees and Fund Expenses......................................................9
   Example....................................................................10

THE FUNDS IN DETAIL...........................................................11
   The Management Firms.......................................................11
   Fund Information Key.......................................................11

CASH RESERVE FUND.............................................................13

NEW YORK TAX EXEMPT FUND......................................................17

MORE ABOUT RISK...............................................................20
   Introduction...............................................................20
   Types of Investment Risk...................................................20
   Certain Investment Practices...............................................22

MORE ABOUT YOUR FUND..........................................................24
   Share Valuation............................................................24
   Distributions..............................................................24
   Taxes......................................................................24
   Statements and Reports.....................................................26

BUYING AND SELLING SHARES.....................................................27

SHAREHOLDER SERVICES..........................................................29

OTHER POLICIES................................................................30

OTHER SHAREHOLDER INFORMATION.................................................32

OTHER INFORMATION.............................................................34
   About the Distributor......................................................34

FOR MORE INFORMATION..................................................back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

-----------------------------------------------------------------------------------
FUND/GOAL             PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTORS
-----------------------------------------------------------------------------------


CASH RESERVE          o    A money market fund that         o   Credit risk
FUND                       invests in high-quality
High current income        money-market instruments:        o   Income risk
consistent with
liquidity and              o    obligations issued or       o   Interest-rate risk
stability of                    guaranteed by the U.S.
principal                       government, its agencies    o   Market risk
                                or instrumentalities


                           o    bank and corporate debt
                                obligations

                      o    Portfolio managers select
                           investments based on factors
                           such as yield, maturity and
                           liquidity, within the context
                           of their interest-rate outlook

                      o    Seeks to maintain a stable
                           share price of $1
-----------------------------------------------------------------------------------

NEW YORK TAX          o    A money market fund that         o    Credit risk
EXEMPT FUND                invests in high-quality,
As high a level of         short-term tax-exempt New        o    Income risk
current interest           York municipal securities --
income exempt from         debt obligations the interest    o    Interest-rate risk
federal income tax,        on which is exempt from
New York state and         federal income tax and New       o    Market risk
New York City              York State and New York City
personal income            personal income taxes            o    New York municipal
taxes as is                                                      securities
consistent with       o    Fund dividends derived from
preservation of            interest on New York municipal
capital and                securities remain tax-exempt
liquidity                  when distributed to New York
                           State residents

                      o    Portfolio managers select
                           investments based on factors
                           such as yield, maturity and
                           liquidity, within the context
                           of their interest-rate outlook

                      o    Seeks to maintain a stable
                           share price of $1


-----------------------------------------------------------------------------------


A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
Both funds

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
Both funds

     A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK
Both funds

     Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

     A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.

MARKET RISK
Both funds

     The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

NEW YORK MUNICIPAL SECURITIES
New York Tax Exempt Fund


     The default or credit-rating downgrade of a New York State or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.

INVESTOR PROFILE

     These funds are designed for investors who:

o    want to preserve the value of their investment

o are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

o want easy access to their money through checkwriting and wire-redemption privileges

o are investing emergency reserves or other money for which safety and accessibility are more important than total return

o for the New York Tax Exempt Fund only, seek tax-exempt income from their investment

     These funds may NOT be appropriate if you:

o    want federal deposit insurance

o    desire the higher income available from longer-term fixed-income funds

o    are investing for capital appreciation

o In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans.



     You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar charts below and the table on the next page provide an indication of the risks of investing in the funds' shares. The bar chart shows you how performance of the Class A shares of each fund has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of future performance.


 [THE FOLLOWING TABLES WERE REPRESENTED BY BAR CHARTS IN THE PRINTED MATERIAL.]


                           YEAR-BY-YEAR TOTAL RETURNS
--------------------------------------------------------------------------------
YEAR ENDED 12/31:                                                   2002   2003
--------------------------------------------------------------------------------

CASH RESERVE FUND                                                   1.01%  0.47%
   BEST QUARTER: 0.30% (Q2 02)
   WORST QUARTER: 0.10% (Q4 03)
   INCEPTION DATE: 11/30/01

--------------------------------------------------------------------------------

NEW YORK TAX EXEMPT FUND                                            0.62%  0.30%
   BEST QUARTER: 0.17% (Q4 02)
   WORST QUARTER: 0.05% (Q3 03)
   INCEPTION DATE:11/30/01

--------------------------------------------------------------------------------


                            AVERAGE ANNUAL TOTAL RETURNS*


----------------------------------------------------------------------------------
                            ONE YEAR    5 YEARS    TEN YEARS   LIFE OF   INCEPTION
   PERIOD ENDED 12/31/03:     2003     1999-2003   1994-2003    CLASS       DATE
----------------------------------------------------------------------------------
CASH RESERVE FUND             0.47%       N/A         N/A       0.76%    11/30/01
----------------------------------------------------------------------------------
NEW YORK TAX
   EXEMPT FUND                0.30%       N/A         N/A       0.46%    11/30/01
----------------------------------------------------------------------------------


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.


* Performance for the Class B and C shares of the Cash Reserve Fund is not provided because these classes do not have a full calendar year of operations as of the date of this Prospectus.



                                      YIELD

     To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return.This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES



This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended December 31, 2003.


--------------------------------------------------------------------------------
                                         CASH      CASH      CASH      NEW YORK
                                        RESERVE   RESERVE   RESERVE   TAX EXEMPT
                                          FUND      FUND      FUND      FUND
                                        CLASS A   CLASS B   CLASS C    CLASS A
--------------------------------------------------------------------------------
Shareholder fees
  (paid directly from your investment)
--------------------------------------------------------------------------------
Sales charge (load) on purchases         NONE      NONE      NONE        NONE
--------------------------------------------------------------------------------
Deferred sales charge (load)(1)          NONE      NONE      NONE        NONE
--------------------------------------------------------------------------------
Sales charge (load) on
   reinvested distributions              NONE      NONE      NONE        NONE
--------------------------------------------------------------------------------
Redemption fees                          NONE      NONE      NONE        NONE
--------------------------------------------------------------------------------
Exchange fees                            NONE      NONE      NONE        NONE
--------------------------------------------------------------------------------
Annual fund operating expenses
   (deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                           0.35%     0.35%     0.35%       0.25%
--------------------------------------------------------------------------------

Distribution and service (12b-1) fee     0.25%     0.45%     0.45%       0.25%
--------------------------------------------------------------------------------

Other expenses                           0.44%     0.44%     0.44%       0.35%
--------------------------------------------------------------------------------

Total annual fund
   operating expenses*                   1.04%     1.24%     1.24%       0.85%
--------------------------------------------------------------------------------


(1) Class A, B and C shares exchanged from another Credit Suisse fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the Cash Reserve and New York Tax Exempt Funds.


* Expected fees and expenses for the fiscal year ending December 31, 2004 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.



                                         CASH      CASH      CASH      NEW YORK
                                        RESERVE   RESERVE   RESERVE   TAX EXEMPT
EXPENSES AFTER WAIVERS,                  FUND      FUND      FUND        FUND
REIMBURSEMENTS OR CREDITS               CLASS A   CLASS B   CLASS C     CLASS A


Management fees                          0.11%     0.11%     0.11%       0.20%
Distribution and service (12b-1) fees    0.25%     0.45%     0.45%       0.25%
Other expenses                           0.44%     0.44%     0.44%       0.35%
                                         ----      ----      ----        ----
Net annual fund operating expenses       0.80%     1.00%     1.00%       0.80%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.



Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                                                 ONE    THREE    FIVE      TEN
                                                YEAR    YEARS    YEARS    YEARS
--------------------------------------------------------------------------------
CASH RESERVE FUND
--------------------------------------------------------------------------------
  CLASS A                                       $106     $331     $574    $1,271
--------------------------------------------------------------------------------
  CLASS B                                       $126     $393     $681    $1,500
--------------------------------------------------------------------------------
  CLASS C                                       $126     $393     $681    $1,500
--------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND
--------------------------------------------------------------------------------
  CLASS A                                       $ 87     $271     $471    $1,049
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL



THE MANAGEMENT FIRM



CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients



o As of December 31, 2003, Credit Suisse Asset Management companies manage approximately $51.0 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission


     For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


     For the 2003 fiscal year, the Cash Reserve Fund and the New York Tax Exempt Fund paid CSAM 0.05% and 0.17%, respectively, of their average net assets for advisory services.

MULTI CLASS STRUCTURE

     This Prospectus offers Class A, B and C shares of the Cash Reserve Fund and Class A shares of the New York Tax Exempt Fund, which are available through financial intermediaries. The Cash Reserve Fund and the New York Tax Exempt Fund each also offers Common Class shares, as described in a separate Prospectus, which are available directly from the funds.



FUND INFORMATION KEY

     Concise fund-by-fund descriptions begin on page 13. Each description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FINANCIAL HIGHLIGHTS

     A table showing the audited financial performance for each fund for up to five years.



o Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all distributions.

     The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

                                CASH RESERVE FUND

GOAL AND STRATEGIES

     The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

     In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.




PORTFOLIO INVESTMENTS

     This fund invests in the following types of money-market instruments:

o U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

o U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

o commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

o    repurchase agreements

o    when-issued securities



     The fund's investments in U.S. Government securities include securities that are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association ("Ginnie Mae"); securities that are backed by the issuer's right to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks and the Federal National Mortgage Association ("Fannie Mae"); and securities that are backed only by the credit of the government-sponsored enterprise, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The fund's investments in Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government.



     No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

     This fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

   Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.



     These risks are discussed in "More About Risk." That section also details other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.



PORTFOLIO MANAGEMENT

     CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS



The figures below are for the fund's Class A shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

--------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                 2003          2002          2001(1)
--------------------------------------------------------------------------------------
Per share data
--------------------------------------------------------------------------------------
Net asset value, beginning of period            $1.0000      $   1.0000    $ 1.0000
======================================================================================
INVESTMENT OPERATIONS
Net investment income                            0.0050          0.0100      0.0011
Net loss on investments (both
   realized and unrealized)                     (0.0019)             --          --
--------------------------------------------------------------------------------------
   Total from investment operations              0.0031          0.0100      0.0011
--------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income            (0.0047)        (0.0100)    (0.0011)
--------------------------------------------------------------------------------------
Increase due to capital contribution             0.0016              --          --
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $1.0000      $   1.0000    $ 1.0000
======================================================================================
Total return(2)                                    0.47%           1.01%       0.11%
--------------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)        $ 1,247      $    1,676    $      1

Ratio of expenses to
   average net assets                              0.74%           0.80%       0.80%(3)

Ratio of net investment
   income to average net assets                    0.49%           1.01%       1.43%(3)

Decrease reflected in above
   operating expense ratios due to
   waivers/ reimbursements                         0.30%           0.19%       0.37%(3)
--------------------------------------------------------------------------------------


(1)  For the period November 30, 2001 (inception date) through December 31,
     2001.


(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.



(3)  Annualized.

The figures below are for the fund's Class B and C shares and have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

--------------------------------------------------------------------------------
FOR THE PERIOD ENDING DECEMBER 31, 2003(1)                   CLASS B    CLASS C
Per share data
--------------------------------------------------------------------------------
Net asset value, beginning of period                        $ 1.0000   $ 1.0000
================================================================================
INVESTMENT OPERATIONS
Net investment income                                         0.0016     0.0016
Net loss on investments (both realized and unrealized)       (0.0022)   (0.0022)
--------------------------------------------------------------------------------
   Total from investment operations                          (0.0006)   (0.0006)
--------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                         (0.0015)   (0.0015)
--------------------------------------------------------------------------------
Increase due to capital contribution                          0.0021     0.0021
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 1.0000   $ 1.0000
================================================================================
Total return (2)                                                0.15%      0.15%
--------------------------------------------------------------------------------
Ratios and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period (000s omitted)                    $     60   $     46
Ratio of expenses to average net assets (3)                     0.94%      0.94%
Ratio of net investment income to average net assets (3)        0.24%      0.24%
Decrease reflected in above operating expense ratios
   due to waivers/ reimbursements (3)                           0.40%      0.40%
--------------------------------------------------------------------------------

(1)  For the period May 1, 2003 (inception date) through December 31, 2003.

(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                            NEW YORK TAX EXEMPT FUND

GOAL AND STRATEGIES



     The New York Tax Exempt Fund seeks as high a level of current income exempt from federal income tax and New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.

     Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities. New York municipal securities are securities the interest on which is exempt from both regular and alternative minimum federal taxes, and New York state and New York City personal income taxes. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

     The fund's 80% investment policy may be changed only by the fund's shareholders.


PORTFOLIO INVESTMENTS

     This fund invests at least 80% of assets in high-quality short-term tax-exempt New York municipal securities. These include:

o    tax-exempt commercial paper

o    variable-rate demand notes

o    bonds

o    municipal put bonds

o    bond-anticipation notes

o    revenue-anticipation notes

     No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

     This fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

o    New York municipal securities



     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

     Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

     The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

     The fund's ability to maintain a stable share price depends on the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. This fund may be riskier than a more geographically diversified municipal money-market fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York state and New York City suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's yield or share price. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York State and New York City personal income taxes.



     The fund may, and currently does, invest in alternative minimum tax (AMT) securities, the interest on which is a tax preference item for purposes of calculating the federal AMT.


     These risks are discussed in "More About Risk." That section also details other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.



PORTFOLIO MANAGEMENT

     CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.


------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                2003          2002         2001(1)
------------------------------------------------------------------------------------
Per share data
------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 1.0000      $ 1.0000     $ 1.0000
====================================================================================
INVESTMENT OPERATIONS
Net investment income                          0.0031        0.0062       0.0004
Net loss on investments (both realized
   and unrealized)                            (0.0001)           --           --
------------------------------------------------------------------------------------
   Total from investment operations            0.0030        0.0062       0.0004
------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income          (0.0030)      (0.0062)     (0.0004)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $ 1.0000      $ 1.0000     $ 1.0000
====================================================================================
Total return(2)                                  0.30%         0.62%        0.04%
------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $     21           $21     $      1
Ratio of expenses to average net assets          0.77%         0.80%        0.80%(3)
Ratio of net investment income to average
   net assets                                    0.30%         0.59%        0.50%(3)

Decrease reflected in above operating
   expense ratios due to waivers/
   reimbursements                                0.08%         0.08%        0.15%(3)
------------------------------------------------------------------------------------

(1)  For the period November 30, 2001 (inception date) through December 31,
     2001.


(2) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.



(3)  Annualized.

                                 MORE ABOUT RISK

INTRODUCTION

     A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

     The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this Prospectus.

     Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

     Exposure risk The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

     o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

     Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     Income risk A fund's income level may decline because of falling interest rates.

     Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

     Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

     Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

     Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

     Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

     Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

     Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]  Permitted without limitation; does not indicate actual use

/20%/Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[ ] Permitted, but not expected to be used to a significant extent

--   Not permitted

                                                                CASH      NEW YORK
                                                               RESERVE   TAX EXEMPT
                                                                 FUND       FUND
-----------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
-----------------------------------------------------------------------------------


AMT securities Municipal securities the interest on which is a tax-preference item for purposes of the federal
alternative minimum tax. Credit, interest-rate, liquidity,
market, regulatory risks.                                        [ ]        /20%/


-----------------------------------------------------------------------------------
Eurodollar and Yankee obligations U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income, interest
rate, market, political risks.                                   [X]         [ ]
-----------------------------------------------------------------------------------
Mortgage-backed and asset-backed securities Debt securities
backed by pools of   mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.           [X]         [ ]
-----------------------------------------------------------------------------------
Municipal securities Debt obligations issued by or on behalf of the state of New York and other states and jurisdictions
of the U.S. and their authorities, agencies and
instrumentalities. May include tax-exempt commercial paper,
variable-rate demand notes, bonds, municipal put bonds,
bond-anticipation notes and revenue-anticipation notes.
Credit, interest-rate, market risks.                             [ ]         [X]
-----------------------------------------------------------------------------------
Repurchase agreements The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                    [X]         [ ]
-----------------------------------------------------------------------------------
Restricted and other illiquid securities Certain securities
with restrictions on trading, or those not actively
traded. May include private placements. Liquidity, market,
valuation risks.                                                 /10%/       10%
-----------------------------------------------------------------------------------
Temporary defensive tactics Placing some or all of a fund's
assets in defensive investments when the investment adviser
believes that doing so would be in the best interests of
fund shareholders. For the New York Tax Exempt Fund, these
investments may include taxable securities and municipal
securities that are not exempt from New York state and New
York City taxes. Although intended to avoid losses in
unusual market conditions, defensive tactics might prevent a
fund from achieving its goal.                                    [ ]         [ ]
-----------------------------------------------------------------------------------

                                                                CASH      NEW YORK
                                                               RESERVE   TAX EXEMPT
                                                                FUND        FUND
-----------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
-----------------------------------------------------------------------------------
Variable-rate master demand notes Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                          [ ]         [X]
-----------------------------------------------------------------------------------
When-issued securities and forward commitments The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      20%         20%
-----------------------------------------------------------------------------------

                              MORE ABOUT YOUR FUND

SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV of each class of a fund is determined at 12:00 noon Eastern Time and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the fund is open for business. The NAV is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.

     Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

DISTRIBUTIONS

     As an investor in the fund, you will receive distributions.



     Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Money-market funds usually do not make capital gain distributions.



     The funds declare dividend distributions daily and pay them monthly. Each fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.

     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

TAXES

     As with any investment, you should consider how your investment in a fund will be taxed. Please consult your tax professional concerning your own tax situation.

     As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.



     Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares. We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category.

CASH RESERVE FUND

     Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

     Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

NEW YORK TAX EXEMPT FUND

     Interest income that the fund earns is distributed to shareholders as income dividends. Interest received by the fund that is exempt from Federal income tax will remain tax-exempt when it is distributed.

     However, gain on the sale of tax-exempt securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

     The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Although interest on these securities remains tax-exempt for regular Federal income tax purposes, shareholders who are subject to the Federal alternative minimum tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.



     To the extent that the fund's income dividends are derived from New York municipal securities, they will be exempt from New York state and New York City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York state and New York City franchise or corporate income taxes.

STATEMENTS AND REPORTS

     Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the funds. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.



     CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by each fund and other statistical characteristics of each fund (such as a fund's industry diversification). This information is made available after each month end on each fund's website www.csam.com.

                            BUYING AND SELLING SHARES

OPENING AN ACCOUNT

     You should contact your financial representative to open an account and make arrangements to buy shares. Class B and Class C shares of the Cash Reserve Fund may be purchased only through an exchange of Class B or Class C shares, respectively, of another Credit Suisse Fund. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

BUYING AND SELLING SHARES

     The funds are open on Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. Your financial representative must receive your purchase order in proper form prior to 12 noon Eastern Time or by the close of the NYSE (usually 4 p.m. Eastern Time) in order for your transaction to be priced at the NAV determined at 12 noon Eastern Time or at that day's closing NAV, respectively. If the financial representative receives it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12 noon Eastern Time. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means a fund or your financial representative, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).



     In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, neither fund will be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, each fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.



     Financial representatives may offer an automatic sweep for the Class A shares of each fund in the operation of cash management or brokerage accounts for their customers. A sweep feature allows you to have free credit balances in your brokerage account invested in the funds. Free credit balances in excess of the minimums are automatically invested in the funds in accordance with terms of your brokerage account. For more information contact your financial representative.

     Except for automatic sweep arrangements, the minimum initial investment in the Class A shares of each fund is $2,500, and the minimum for additional investments is $100. Your financial representative may impose a minimum account balance required to keep your account open. Please read their program materials for any special provisions or additional service guidelines that may apply to your investment. The funds reserve the right to modify or waive minimum initial and subsequent investment requirements.

     You should contact your financial representative to redeem shares of the funds. A signature guarantee may be required in some circumstances. Also, a redemption can be delayed until your investment check clears. Your redemption will be processed at the net asset value per share next computed following the receipt by your financial representative of your request in proper form. You also may redeem shares:

o By Sweep: If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a fund sufficient amounts to cover security purchases in your brokerage account.

EXCHANGING SHARES

     You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. An initial sales charge or a sales charge differential may apply if you exchange shares of the funds into shares of another Credit Suisse Fund. Be sure to read the current Prospectus for the new Fund.

     For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 800-927-2874.

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

     For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

     For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

TRANSFERS/GIFTS TO MINORS

     Depending on state laws, you can set up a custodial account under the Uniform Transfer to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

TRANSACTION DETAILS

     You are entitled to earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 12 noon Eastern Time, you begin to earn dividend distributions on that day.

     Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

     Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

     Each fund reserves the right to:



o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e., frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders



o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o change its minimum investment amounts after 15 days' notice to current investors of any increases

o    charge a wire-redemption fee

o make a "redemption in kind"--payment in fund securities rather than cash -- for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

SALES CHARGES ON SHARES ACQUIRED BY EXCHANGE

     If shares of any class of the Cash Reserve Fund or New York Tax Exempt Fund (each, an "Exchanged-For Fund") are acquired by exchange from another Credit Suisse Fund (an "Exchanged Fund") subject to a contingent deferred sales charge ("CDSC") or a limited contingent deferred sales charge ("Limited CDSC"), the original deferred sales charge on the Exchanged Fund will apply to the shares of the Exchanged-For Fund.

CLASS A SHARES



     If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the Exchanged-For Fund's shares redeemed may be subject to a Limited CDSC of up to 1.00%. We will count the time that you hold Class A shares of the Exchanged-For Fund in calculating whether a Limited CDSC applies. Any Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:



o the aggregate net asset value at the time of purchase of the Class A shares being redeemed; or

o the aggregate net asset value of the Exchanged-For Fund's Class A shares at the time of redemption.

     For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Exchanged Fund's Class A shares.

     The rate of Limited CDSC may be .50% with respect to certain Credit Suisse Funds. Please contact your financial representative or call 800-927-2874 for additional details.

CLASS B SHARES
(CASH RESERVE FUND ONLY)


     If you redeem any Class B shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within four years after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of up to 4.00%. When determining the length of time you held shares and the corresponding CDSC, we will count the time that you hold Class B shares of the Cash Reserve Fund in calculating any applicable CDSC.


     Each time you place a request to redeem shares, the Cash Reserve Fund will first redeem any shares in your account that are not subject to the CDSC and then the shares in your account that you have held the longest. Any CDSC charged on a redemption of Class B shares is computed in the manner set forth in the Exchanged Fund's prospectus.

     The CDSC will be waived under the same circumstances as set forth in the Exchanged Fund's prospectus.

CLASS C SHARES
(CASH RESERVE FUND ONLY)



     If you redeem any Class C shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within one year after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of 1%. We will count the time that you hold Class C shares of the Cash Reserve Fund in calculating any applicable CDSC. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares, as set forth in the Exchanged Fund's prospectus.

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.



     The Cash Reserve Fund has adopted 12b-1 Plans for its Class A, B and C shares, and the New York Tax Exempt Fund has adopted a 12b-1 Plan for its Class A shares, pursuant to the rules under the Investment Company Act of 1940. The plans allow the funds to pay distribution and service fees for the sale and servicing of Class A shares of both funds and Class B and C shares of the Cash Reserve Fund. The current 12b-1 fee paid to the distributor is 0.25% of the average daily net assets of Class A shares of both funds and 0.45% of the average daily net assets of Class B and Class C shares of the Cash Reserve Fund, although under the 12b-1 plan, the Cash Reserve Fund is authorized to pay up to 0.75% of the average daily net assets of the fund's Class B and Class C shares. Since these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.



     Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The expenses incurred by the distributor under each class's 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.



     The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                              FOR MORE INFORMATION

     More information about these funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

OTHER INFORMATION

     A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


     Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information and to make shareholder inquiries:


BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184



ON THE INTERNET:
   www.csam.com


SEC file numbers:
Credit Suisse Cash Reserve Fund          811-04171
Credit Suisse New York Tax Exempt Fund   811-04170


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874 o WWW.CSAM.COM                                  SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSMMA-1-0504

                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT

CREDIT SUISSE FUNDS
Prospectus

Common Class


May 1, 2004


     o    CREDIT SUISSE
          CASH RESERVE FUND

     o    CREDIT SUISSE
          NEW YORK TAX EXEMPT FUND

As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS


KEY POINTS.....................................................................4
   Goals and Principal Strategies..............................................4
   A Word About Risk...........................................................4
   Investor Profile............................................................5

PERFORMANCE SUMMARY............................................................7
   Year-by-Year Total Returns..................................................7
   Average Annual Total Returns................................................8

INVESTOR EXPENSES..............................................................9
   Fees and Portfolio Expenses.................................................9
   Example....................................................................10

THE FUNDS IN DETAIL...........................................................11
   The Management Firm........................................................11
   Multi-Class Structure......................................................11
   Fund Information Key.......................................................11

CASH RESERVE FUND.............................................................13

NEW YORK TAX EXEMPT FUND......................................................16

MORE ABOUT RISK...............................................................19
   Introduction...............................................................19
   Types of Investment Risk...................................................19
   Certain Investment Practices...............................................21

MORE ABOUT YOUR FUND..........................................................23
   Share Valuation............................................................23
   Account Statements.........................................................23
   Distributions..............................................................23
   Taxes......................................................................23

BUYING SHARES.................................................................25
   Opening an Account.........................................................25
   Buying and Selling Shares..................................................25
   Financial-Services Firms...................................................25
   Adding an Account..........................................................26
   Investment Checks..........................................................26

SELLING SHARES................................................................28
   Selling Shares in Writing..................................................29
   Recently Purchased Shares..................................................29
   Low-Balance Accounts.......................................................29

SHAREHOLDER SERVICES..........................................................30
   Automatic Services.........................................................30
   Statements and Reports.....................................................30
   Retirement Plans...........................................................30
   Transfers/Gifts to Minors..................................................30
   Account Changes............................................................30

OTHER POLICIES................................................................31
   Transaction Details........................................................31
   Special Situations.........................................................31

OTHER INFORMATION.............................................................33
   About the Distributor......................................................33

FOR MORE INFORMATION..................................................back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

----------------------------------------------------------------------------------------------
FUND/GOAL                 PRINCIPAL STRATEGIES                         PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------
CASH RESERVE              o    A money market fund that invests        o    Credit risk
FUND                           in high-quality money-market
High current income            instruments:                            o    Income risk
consistent with
liquidity and stability        o    obligations issued or guaranteed   o    Interest-rate risk
of principal                        by the U.S. government, its
                                    agencies or instrumentalities      o    Market risk

                               o    bank and corporate debt
                                    obligations

                          o    Portfolio managers select
                               investments based on factors such
                               as yield, maturity and liquidity,
                               within the context of their interest-
                               rate outlook

                          o    Seeks to maintain a stable share
                               price of $1
----------------------------------------------------------------------------------------------

NEW YORK TAX              o    A money market fund that invests        o    Credit risk
EXEMPT FUND                    in high-quality, short-term tax-
As high a level of             exempt New York municipal               o    Income risk
current interest income        securities - debt obligations the
exempt from federal            interest on which is exempt from        o    Interest-rate risk
income tax, New York           federal income tax and New York
State and New City             State and New York City personal        o    Market risk
personal income taxes          income taxes
as is consistent with                                                  o    New York municipal
preservation of capital   o    Fund dividends derived from                  securities
and liquidity                  interest on New York municipal
                               securities remain tax-exempt
                               when distributed to New York
                               state residents

                          o    Portfolio managers select
                               investments based on factors such
                               as yield, maturity and liquidity,
                               within the context of their interest-
                               rate outlook

                          o    Seeks to maintain a stable share
                               price of $1
----------------------------------------------------------------------------------------------


A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
Both funds

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
Both funds

     A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK
Both funds

     Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

     A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation.

MARKET RISK
Both funds

     The market value of a security may fluctuate, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including debt securities and the mutual funds that invest in them.

NEW YORK MUNICIPAL SECURITIES
New York Tax Exempt Fund


     The default or credit-rating downgrade of a New York State or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.




INVESTOR PROFILE

     These funds are designed for investors who:

o    want to preserve the value of their investment

o are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

o want easy access to their money through checkwriting and wire-redemption privileges

o are investing emergency reserves or other money for which safety and accessibility are more important than total return

o for the New York Tax Exempt Fund only, seek tax-exempt income from their investment

     These funds may NOT be appropriate if you:

o    want federal deposit insurance

o    desire the higher income available from longer-term fixed-income funds

o    are investing for capital appreciation

o In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans.


     You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY


The bar chart and the table below provide an indication of the risks of investing in these funds. The bar chart shows you how each fund's performance has varied from year to year over the past 10 years. As with all mutual funds, past performance is not a prediction of future performance.


                           YEAR-BY-YEAR TOTAL RETURNS


 [THE FOLLOWING TABLES WERE REPRESENTED BY BAR CHARTS IN THE PRINTED MATERIAL.]

----------------------------------------------------------------------------------------
YEAR ENDED 12/31:   1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
----------------------------------------------------------------------------------------
CASH RESERVE FUND   3.88%  5.63%  5.05%  5.19%  5.12%  4.74%  6.08%  3.77%  1.25%  0.72%

Best quarter:
   1.43% (Q1 02)
Worst quarter:
   0.16% (Q4 03)
Inception date:
   4/16/85

----------------------------------------------------------------------------------------

NEW YORK TAX
   EXEMPT FUND      2.25%  3.32%  2.92%  3.10%  2.92%  2.70%  3.46%  2.13%  0.90%  0.54%

Best quarter:
   0.39% (Q4 01)

Worst quarter:
   0.12% (Q4 03)

Inception date:
   4/16/85

----------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS


--------------------------------------------------------------------------------
PERIOD ENDED 12/31/03:   ONE YEAR   FIVE YEARS    10 YEARS   LIFE OF   INCEPTION
                           2003      1999-2003   1994-2003    CLASS       DATE
--------------------------------------------------------------------------------
CASH RESERVE FUND          0.72%       3.29%       4.13%      2.55%     4/16/85
--------------------------------------------------------------------------------
NEW YORK TAX
EXEMPT FUND                0.54%       1.95%       2.43%      1.51%     4/18/85
--------------------------------------------------------------------------------


The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.

                                      YIELD

To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                            UNDERSTANDING PERFORMANCE

o Total return tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

o A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

o An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES


This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses (before fee waivers and expense reimbursements or credits) are for the fiscal year ended December 31, 2003.

--------------------------------------------------------------------------------
                                                              CASH     NEW YORK
                                                            RESERVE   TAX EXEMPT
                                                              FUND       FUND
--------------------------------------------------------------------------------
 Shareholder fees
 (paid directly from your investment)
--------------------------------------------------------------------------------
 Sales charge (load) on purchases                             NONE       NONE
--------------------------------------------------------------------------------
 Deferred sales charge (load)                                 NONE       NONE
--------------------------------------------------------------------------------
 Sales charge (load) on reinvested distributions              NONE       NONE
--------------------------------------------------------------------------------
 Redemption fees                                              NONE       NONE
--------------------------------------------------------------------------------
 Exchange fees                                                NONE       NONE
--------------------------------------------------------------------------------
 Annual fund operating expenses
 (deducted from fund assets)
--------------------------------------------------------------------------------
 Management fee                                               0.35%      0.25%
--------------------------------------------------------------------------------
 Distribution and service (12b-1) fee                         NONE       NONE
--------------------------------------------------------------------------------
 Other expenses                                               0.44%      0.35%
--------------------------------------------------------------------------------
 Total annual fund operating expenses*                        0.79%      0.60%
--------------------------------------------------------------------------------

* Expected fees and expenses for the fiscal year ending December 31, 2004 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

                                                             CASH      NEW YORK
EXPENSES AFTER WAIVERS,                                     RESERVE   TAX EXEMPT
REIMBURSEMENTS, OR CREDITS                                   FUND        FUND

Management fee                                               0.11%      0.20%
Distribution and service (12b-1) fee                          NONE       NONE
Other expenses                                               0.44%      0.35%
                                                             ----       ----
Net annual fund operating expenses                           0.55%      0.55%

                                     EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.


Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
                                                     ONE   THREE    FIVE    TEN
                                                    YEAR   YEARS   YEARS   YEARS
--------------------------------------------------------------------------------
CASH RESERVE FUND                                    $81    $252    $439   $978
--------------------------------------------------------------------------------
NEW YORK TAX EXEMPT FUND                             $61    $192    $335   $750
--------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the funds

o Responsible for managing each fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients


o As December 31, 2003, Credit Suisse Asset Management companies manage approximately $51.0 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission.

     For the 2003 fiscal year, the Cash Reserve Fund and the New York Tax Exempt Fund paid CSAM .05% and .17%, respectively, of their average net assets for advisory services.


     For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus. |

MULTI-CLASS STRUCTURE


     This Prospectus offers Common Class shares of the Cash Reserve Fund and the New York Tax Exempt Fund. Common Class shares are available from the funds. The Cash Reserve Fund also offers Class A, B and C shares and the New York Tax Exempt Fund offers Class A shares, as described in a separate Prospectus. Class A, B and C shares are available through financial intermediaries. Each class has its own fees and expenses, offering you a choice of cost structures.


FUND INFORMATION KEY

     Concise fund-by-fund descriptions begin on page 13. Each description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

  The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FINANCIAL HIGHLIGHTS


     A table showing the fund's audited financial performance for up to five years.

o Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all distributions.

     The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

                                CASH RESERVE FUND

GOAL AND STRATEGIES

     The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

     In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.



PORTFOLIO INVESTMENTS

     This fund invests in the following types of money-market instruments:

o U.S. Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

o U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

o commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variablerate obligations

o    repurchase agreements

o    when-issued securities


     The fund's investments in U.S. Government securities include securities that are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association ("Ginnie Mae"); securities that are backed by the issuer's right to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks and the Federal National Mortgage Association ("Fannie Mae"); and securities that are backed only by the credit of the government-sponsored enterprise, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac"). The fund's investments in Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government.


     No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

     This fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

     Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.


     These risks are discussed in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


PORTFOLIO MANAGEMENT

     CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.


---------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2003      2002       2001      2000       1999
---------------------------------------------------------------------------------------------------------
Per share data
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $1.0000   $ 1.0000   $1.0000   $ 1.0000   $ 1.0000
=========================================================================================================
INVESTMENT OPERATIONS:
Net investment income                                   0.0074     0.0125    0.0371     0.0592     0.0464
Net loss on investments (both realized and
   unrealized)                                         (0.0014)        --        --         --         --
---------------------------------------------------------------------------------------------------------
   Total from investment operations                     0.0060     0.0125    0.0371     0.0592     0.0464
---------------------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                   (0.0072)   (0.0125)  (0.0371)   (0.0592)   (0.0464)
---------------------------------------------------------------------------------------------------------
Increase due to capital contribution                    0.0012        --        --         --         --
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $1.0000   $ 1.0000   $1.0000   $ 1.0000   $ 1.0000
=========================================================================================================
Total return(1)                                           0.72%      1.25%     3.77%      6.08%      4.74%
---------------------------------------------------------------------------------------------------------
Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $82,990   $138,095  $301,516   $343,623   $463,971

Ratio of expenses to average net assets(2)                0.49%      0.55%     0.55%      0.57%      0.56%

Ratio of net investment income to average net assets      0.74%      1.38%     3.85%      5.07%      4.66%

Decrease reflected in above operating expense ratios
   due to waivers/reimbursements                          0.30%      0.14%     0.11%      0.11%      0.12%
---------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02%, and .01 % for the years ended December 31, 2000 and 1999 respectively. The Common Class Shares' operating expense ratio after reflecting these arrangements was .55% for each of the years ended December 31, 2000 and 1999, respectively. For the year ended December 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                            NEW YORK TAX EXEMPT FUND

GOAL AND STRATEGIES


     The New York Tax Exempt Fund seeks as high a level of current income exempt from federal income tax and New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.

     Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities. New York municipal securities are securities the interest on which is exempt from both regular and alternative minimum federal taxes, and New York State and New York City personal income taxes. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

     The fund's 80% investment policy may be changed only by the fund's shareholders.


PORTFOLIO INVESTMENTS

     This fund invests at least 80% of assets in high-quality short-term tax-exempt New York municipal securities. These include:

o    tax-exempt commercial paper

o    variable-rate demand notes

o    bonds

o    municipal put bonds

o    bond-anticipation notes

o    revenue-anticipation notes

     No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). To a limited extent, the fund may also engage in other investment practices.

RISK FACTORS

     This fund's principal risk factors are:

o    credit risk

o    income risk

o    interest-rate risk

o    market risk

o    New York municipal securities



     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

     Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

     The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

     The fund's ability to maintain a stable share price depends on the ability of the issuers of New York municipal securities to repay their debt. New York State and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. This fund may be riskier than a more geographically diversified municipal money-market fund. In the aftermath of the terrorist attack on September 11, 2001, issuers of municipal securities in New York City and New York State have suffered financial difficulties, which could adversely affect the ability of those issuers to make prompt payments of principal and interest on their securities, as well as the credit rating, market value and yield of such securities. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities, thereby hurting the fund's yield or share price. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the fund may purchase securities that pay interest not exempt from New York State and New York City personal income taxes.




     The fund may, and currently does, invest in alternative minimum tax (AMT) securities, the interest on which is a tax preference item for purposes of calculating the federal AMT.

     These risks are discussed in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.


PORTFOLIO MANAGEMENT

     CSAM makes the fund's day-to-day investment decisions.

                              FINANCIAL HIGHLIGHTS


The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

-----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2003       2002       2001       2000       1999
-----------------------------------------------------------------------------------------------------------
Per share data
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                     $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
===========================================================================================================
INVESTMENT OPERATIONS:
Net investment income                                    0.0055     0.0090     0.0202     0.0341     0.0267
Net loss on investments (both realized and
   unrealized)                                          (0.0001)        --         --         --         --
-----------------------------------------------------------------------------------------------------------
   Total from investment operations                      0.0054     0.0090     0.0202     0.0341     0.0267
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS
Dividends from net investment income                    (0.0054)   (0.0090)   (0.0202)   (0.0341)   (0.0267)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000   $ 1.0000
===========================================================================================================
Total return(1)                                            0.54%      0.90%      2.13%      3.46%      2.70%
-----------------------------------------------------------------------------------------------------------
Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                 $ 38,121   $117,734   $186,685   $197,544   $181,842
Ratio of expenses to average net assets(2)                 0.52%      0.55%      0.55%      0.57%      0.56%
Ratio of net investment income to average net assets       0.55%      0.92%      2.11%      3.39%      2.68%
Decrease reflected in above operating expense
   ratios due to waivers/reimbursements                    0.08%      0.08%      0.15%      0.11%      0.13%
-----------------------------------------------------------------------------------------------------------

(1) Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period years shown, total returns would have been lower.

(2) Interest earned on uninvested cash balances may be used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .02%, and .01 % for the years ended December 31, 2000 and 1999 respectively. The Common Class Shares' net operating expense ratio after reflecting these arrangements was .55% for each of the years ended December 31, 2000 and 1999, respectively. For the years ended December 31, 2003, 2002, and 2001, there was no effect on the net operating expense ratio because of transfer agent credits.

                                 MORE ABOUT RISK

INTRODUCTION

     A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

     The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this Prospectus.

     Credit risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

     Exposure risk The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

     o Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

     Extension risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     Income risk A fund's income level may decline because of falling interest rates.

     Interest-rate risk Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

     Liquidity risk Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

     Market risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including debt securities and the mutual funds that invest in them.

     Political risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

     Prepayment risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

     Regulatory risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

     Valuation risk The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]  Permitted without limitation; does not indicate actual use

/20%/Italic type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

[ ]  Permitted, but not expected to be used to a significant extent

--   Not permitted

                                                                CASH      NEW YORK
                                                               RESERVE   TAX EXEMPT
                                                                FUND        FUND
-----------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
-----------------------------------------------------------------------------------


AMT securities Municipal securities the interest on which is a tax-preference item for purposes of the federal
alternative minimum tax. Credit, interest-rate, liquidity,
market, regulatory risks.                                        [ ]       /20%/
-----------------------------------------------------------------------------------


Eurodollar and Yankee obligations U.S. dollar-denominated
certificates of deposit issued or backed by foreign banks
and foreign branches of U.S. banks. Credit, income, interest
rate, market, political risks.                                   [X]        [ ]
-----------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities Debt securities
backed by pools of mortgages, including pass-through
certificates and other senior classes of collateralized
mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.           [X]        [ ]
-----------------------------------------------------------------------------------

Municipal securities Debt obligations issued by or on behalf of the state of New York and other states and jurisdictions
of the U.S. and their authorities, agencies and
instrumentalities. May include tax-exempt commercial paper,
variable-rate demand notes, bonds, municipal put bonds,
bond-anticipation notes and revenue-anticipation notes.
Credit, interest-rate, market risks.                             [ ]        [X]
-----------------------------------------------------------------------------------

Repurchase agreements The purchase of a security with a
commitment to resell the security back to the counterparty
at the same price plus interest. Credit risk.                    [X]        [ ]
-----------------------------------------------------------------------------------

Restricted and other illiquid securities Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                           /10%/       10%
-----------------------------------------------------------------------------------

Temporary defensive tactics Placing some or all of a fund's
assets in defensive investments when the investment adviser
believes that doing so would be in the best interests of
fund shareholders. For the New York Tax Exempt Fund, these
investments may include taxable securities and municipal
securities that are not exempt from New York state and New
York City taxes. Although intended to avoid losses in
unusual market conditions, defensive tactics might prevent a
fund from achieving its goal.                                    [ ]        [ ]
-----------------------------------------------------------------------------------

                                                                CASH      NEW YORK
                                                               RESERVE   TAX EXEMPT
                                                                FUND        FUND
-----------------------------------------------------------------------------------
INVESTMENT PRACTICE                                                   LIMIT
-----------------------------------------------------------------------------------
Variable-rate master demand notes Unsecured instruments that provide for periodic adjustments in their interest rate and
permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.                          [ ]         [X]
-----------------------------------------------------------------------------------

When-issued securities and forward commitments The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                      20%         20%
-----------------------------------------------------------------------------------

                              MORE ABOUT YOUR FUND

SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV is determined at 12:00 noon and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the fund is open for business. It is calculated by dividing a fund's total assets, less its liabilities, by the number of shares outstanding.

     Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

ACCOUNT STATEMENTS

     In general, you will receive account statements or notices as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o    after any changes of name or address of the registered owner(s)

o    otherwise, every quarter

     You will also receive annual and semiannual financial reports.

DISTRIBUTIONS

     As an investor in a fund, you will receive distributions.


     Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Money-market funds usually do not make capital gain distributions.


     The funds declare dividend distributions daily and pay them monthly. Each fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.

     Most investors have their distributions reinvested in additional shares of the same fund. Alternatively, you can choose to have a check for your distributions mailed to you or sent by electronic transfer. Distributions will be reinvested unless you select another option on your account application.


     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.


TAXES

     As with any investment, you should consider how your investment in a fund will be taxed. Please consult your tax professional concerning your own tax situation.

     As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

     Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.


     We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category.


CASH RESERVE FUND

     Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

     Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

NEW YORK TAX EXEMPT FUND

     Interest income that the fund earns is distributed to shareholders as income dividends. Interest received by the fund that is exempt from federal income tax will remain tax-exempt when it is distributed.

     However, gain on the sale of tax-exempt securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

     The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Although interest on these securities remains tax-exempt for regular federal income tax purposes, shareholders who are subject to the federal alternative minimum tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.


     To the extent that the fund's income dividends are derived from New York municipal securities, they will be exempt from New York State and New York City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York State and New York City franchise or corporate income taxes.

                                  BUYING SHARES

OPENING AN ACCOUNT

     Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.


     If you need an application, call our Shareholder Services Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.csam.com.


     You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

BUYING AND SELLING SHARES


     The funds are open Monday through Friday, except for the days the following holidays are observed: Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. If we receive your request in proper form, including payment, prior to 12 noon Eastern Time or by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at the NAV determined at 12 noon Eastern Time or at that day's closing NAV, respectively. If we receive it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12 noon Eastern Time. Shares of a fund purchased by 12:00 noon Eastern Time will be eligible to receive that day's daily dividend. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

     In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, neither fund will be able to open your account. If a fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.


FINANCIAL-SERVICES FIRMS

     You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

     Some of the firms through which the fund is available include:

o    Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

o    Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

o    TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account:                                                          $2,500
IRAs:                                                                     $  500
Transfers/Gifts to Minors:                                                $  500

     There is no minimum investment for employees or clients of CSAM and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

ADDING TO AN ACCOUNT

     You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

INVESTMENT CHECKS


     Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name preprinted on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

                                 BUYING SHARES

--------------------------------------------------------------------------------------------------
OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------------------------
 BY CHECK
--------------------------------------------------------------------------------------------------
o    Complete the New Account Application.         o    Make your check payable to Credit Suisse
                                                        Funds.

o    For IRAs use the Universal IRA Application.

o    Make your check payable to Credit Suisse      o    Write the account number and the fund
     Funds.                                             name on your check.

o    Write the fund name on the check.             o    Mail to Credit Suisse Funds.

o    Mail to Credit Suisse Funds.                  o    Minimum amount is $100.

--------------------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------------------
o    Call our Shareholder Services Center to       o    Call our Shareholder Services Center to
     request an exchange from another Credit            request an exchange from another Credit
     Suisse Fund. Be sure to read the current           Suisse Fund.
     Prospectus for the new fund. Also please
     observe the minimum initial investment.

o    If you do not have telephone privileges,      o    Minimum amount is $250.
     mail or fax a letter of instruction signed
     by all shareholders.

                                                   o    If you do not have telephone privileges,
                                                        mail or fax a letter of instruction signed
                                                        by all shareholders.

--------------------------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------------------------

o    Complete and sign the New Account             o    Call our Shareholder Services Center by
     Application                                        4 p.m. Eastern Time to inform us of the
                                                        incoming wire. Please be sure to
                                                        specify your name, account number and the
                                                        fund name on your wire advice.

o    Call our Shareholder Services Center and      o    Wire the money for receipt that day.
     fax the signed New Account Application by 4
     p.m. Eastern Time.

o    The Shareholder Services Center will          o    Minimum amount is $500.
     telephone you with your account number.
     Please be sure to specify your name, the
     account number and the fund name on your
     wire advice.

o Wire your initial investment for receipt that day.

o Mail the original, signed application to Credit Suisse Funds.

This method is not available for IRAs.
--------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
--------------------------------------------------------------------------------------------------
o    Cannot be used to open an account.            o    Call our Shareholder Services Center to
                                                        request an ACH transfer from your bank.

                                                   o    Your purchase will be effective at the next
                                                        NAV calculated after we receive your order
                                                        in proper form.

                                                   o    Minimum amount is $50.

                                                   o    Requires ACH on Demand privileges.

--------------------------------------------------------------------------------------------------


                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                 SELLING SHARES

--------------------------------------------------------------------------------------------------
SELLING SOME OR ALL OF YOUR SHARES                             CAN BE USED FOR
--------------------------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------------------------
Write us a letter of instruction that includes:    o    Accounts of any type.

o    your name(s) and signature(s)                 o    Sales of any amount.

o    the fund name and account number              For IRAs please use the IRA Distribution Request
                                                   Form.

o    the dollar amount you want to sell

o    how to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Selling Shares in Writing").

Mail the materials to Credit Suisse Funds.


If only a letter of instruction is required, you can fax it to the Shareholder Services Center
(unless a signature guarantee is required).

--------------------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------------------
o    Call our Shareholder Services Center to       o    Accounts with telephone privileges.
     request an exchange into another Credit
     Suisse Fund. Be sure to read the current      If you do not have telephone privileges,
     Prospectus for the new fund. Also please      mail or fax a letter of instruction to
     observe the minimum initial investment.       exchange shares.
--------------------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------------------
Call our Shareholder Services Center to request    o    Non-IRA accounts with telephone privileges.
a redemption. You can receive the proceeds as:


o    a check mailed to the address of record
     ($100 minimum)

o    an ACH transfer to your bank ($50 minimum)

o    a wire to your bank ($500 minimum)

See "By Wire or ACH Transfer" for details.
--------------------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------------------
o    Complete the "Wire Instructions" or "ACH on   o    Non-IRA accounts with wire-redemption or
     Demand" section of your New Account                ACH on Demand privileges.
     Application.
                                                   o    Requests by phone or mail.
o    For federal-funds wires, proceeds will be
     wired on the next business day. For ACH
     transfers, proceeds will be delivered
     within two business days.
--------------------------------------------------------------------------------------------------

                                 HOW TO REACH US


Shareholder Services Center

Toll free: 800-927-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184


Internet Web Site
www.csam.com


                                WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]
F/F/C: [Account Number and Registration]

SELLING SHARES IN WRITING

     Some circumstances require a written sell order, along with a signature guarantee. These include:

o    accounts whose address of record has been changed within the past 30 days

o    redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

     A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

RECENTLY PURCHASED SHARES

     For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

LOW-BALANCE ACCOUNTS

     If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN.

Regular account:                $2,000
IRAs:                           $  250
Transfers/Gifts to Minors:      $  250

     The funds reserve the right to modify or waive this requirement. If a fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases.


                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                              SHAREHOLDER SERVICES

AUTOMATIC SERVICES


     Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Services Center.


AUTOMATIC MONTHLY INVESTMENT PLAN

     For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

     For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

     For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

STATEMENTS AND REPORTS

     Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The funds generally do not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please call 800-927-2874.


     CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by each fund and other statistical characteristics of each fund (such as a fund's industry diversification). This information is made available after each month end on each fund's website www.csam.com.


RETIREMENT PLANS

     Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o    Traditional IRAs

o    Roth IRAs

o    Spousal IRAs

o    Rollover IRAs

o    SEP IRAs

     To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

TRANSFERS/GIFTS TO MINORS

     Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act
(UGMA). Please consult your tax professional about these types of accounts.

ACCOUNT CHANGES


     Call our Shareholder Services Center to update your account records whenever you change your address. The Shareholder Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

TRANSACTION DETAILS

     You are entitled to earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 12 noon Eastern Time, you begin to earn dividend distributions on that day.

     Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.


     If you wire money without first calling our Shareholder Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.


     During periods of significant economic or market change, it may be difficult to place orders by telephone.

     Uncashed redemption or distribution checks do not earn interest.

SPECIAL SITUATIONS

     Each fund reserves the right to:


o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e., frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders

o change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

o    charge a wire-redemption fee

o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)


                                  800-927-2874
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                                OTHER INFORMATION

ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), located at 466 Lexington Avenue, New York, New York 10017, is the funds' distributor. CSAMSI is affiliated with CSAM, and is responsible for:

o    making the funds available to you

o    account servicing and maintenance

o    other administrative services related to sale of the funds' shares


     The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

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                                       34

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                                       35

                              FOR MORE INFORMATION

     More information about the funds is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

OTHER INFORMATION

     A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.


     Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:


BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184


ON THE INTERNET:
   www.csam.com


SEC file numbers:
Credit Suisse Cash Reserve Fund         811-04171
Credit Suisse New York Tax Exempt Fund  811-04170


P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874   o    WWW.CSAM.COM                             SUISSE | MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPMMF-1-0504

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2004


                         CREDIT SUISSE CASH RESERVE FUND

                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND


     This combined Statement of Additional Information provides information about Credit Suisse Cash Reserve Fund (the "Cash Reserve Fund") and Credit Suisse New York Tax Exempt Fund (the "Tax Exempt Fund" and collectively with the Cash Reserve Fund, the "Funds") that supplements the information that is contained in the combined Prospectus for the Common shares of the Funds and the combined Prospectus for the Class A shares of the Tax Exempt Fund and the Class A, B and C shares of the Cash Reserve Fund, each dated May 1, 2004, respectively, and as each is amended or supplemented from time to time (together, the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.

     Each Fund's audited Annual Report for its Common Class shares and its Class A Shares and for the Cash Reserve Fund's Class B and Class C Shares, each dated December 31, 2003, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


     This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:

                               Credit Suisse Funds
                                 P.O. Box 55030
                        Boston, Massachusetts 02205-5030
                                 (800)-927-2874

                                Table of Contents

                                                                            Page


INVESTMENT OBJECTIVES.........................................................1
GENERAL.......................................................................1
         Portfolio Maturity...................................................1
         Portfolio Quality and Diversification................................1
         Bank Obligations.....................................................2
         Variable Rate Master Demand Notes....................................2
         U.S. Government Securities...........................................3
         When-Issued Securities...............................................4
         Repurchase Agreements................................................4
         Reverse Repurchase Agreements and Borrowings.........................5
         Securities of Other Investment Companies.............................5
         Investment Policies and Practices of the Tax Exempt Fund.............5
         Municipal Securities.................................................5
         Stand-By Commitment Agreements.......................................6
         Third Party Puts.....................................................7
         Taxable Investments..................................................8
         Alternative Minimum Tax Bonds........................................8
         Special Considerations and Risk Factors..............................8
         Other Investment Limitations.........................................9
              Cash Reserve Fund...............................................9
              Tax Exempt Fund................................................10
PORTFOLIO VALUATION..........................................................12
PORTFOLIO TRANSACTIONS.......................................................12
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES.............14
         Special Considerations..............................................14
         State Economy.......................................................16
         State Budget........................................................18
         Debt Limits and Outstanding Debt....................................22
         Litigation..........................................................25
         Authorities.........................................................29
         New York City and Other Localities..................................30
MANAGEMENT OF THE FUNDS......................................................36
         Officers and Board of Directors.....................................36
OWNERSHIP IN SECURITIES OF THE FUNDS AND THE FUND COMPLEX....................40
         Directors' Compensation.............................................42
         Proxy Voting Policy.................................................43
         Investment Advisory Agreements......................................43
              Board Approval of Advisory Agreements..........................45
         Tax Exempt Fund--Sub-Advisory Agreement and
         Co-Administration Agreements........................................46
         Co-Administration Agreements........................................46
         Code of Ethics......................................................48
         Custodian and Transfer Agent........................................48

                                      (i)

         Organization of the Funds...........................................49
         Distribution and Shareholder Servicing..............................50
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................52
         Class A Shares, Class B Shares and Class C Shares...................53
         Redemptions.........................................................53
         Automatic Cash Withdrawal Plan......................................54
         Contingent Deferred Sales Charges...................................54
EXCHANGE PRIVILEGE...........................................................55
ADDITIONAL INFORMATION CONCERNING TAXES......................................56
         The Funds and Their Investments.....................................56
         Foreign Investments.................................................58
         Taxation of Shareholders............................................58
INDEPENDENT AUDITORS AND COUNSEL.............................................60
MISCELLANEOUS................................................................60
FINANCIAL STATEMENTS.........................................................62
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-1
APPENDIX C..................................................................C-1


                                      (ii)

                              INVESTMENT OBJECTIVES

     The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

     The investment objective of the Cash Reserve Fund is to provide investors with high current income consistent with liquidity and stability of principal.

     The investment objective of the Tax Exempt Fund is to provide investors with as high a level of current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. Subject to shareholder approval, each Fund's investment objective may be changed by the Fund's Board of Directors without further shareholder action.


     The Tax Exempt Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in New York municipal securities. "New York municipal securities" are securities the income from which is exempt from both regular and alternative minimum federal taxes, and New York State and New York City personal income taxes. The 80% investment policy will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.


                                     GENERAL

     Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available at any time in the future.

     Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, and in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

     Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and that are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investment adviser, deems to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are the Standard & Poor's Division of the McGraw-Hill Companies Inc. ("S&P"), Moody's Investors Service ("Moody's"), Fitch, Inc., and Dominion Bond Rating Service Ltd. A discussion of the ratings categories of S&P, Moody's and Fitch is contained in the Appendix to the Fund's Statement of Additional Information.


     The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In accordance with Rule 2a-7, the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period up to three business days. The Cash Reserve Fund may invest in the securities of only one issuer at any time in reliance on the foregoing. The Tax Exempt Fund may invest up to 25% of its assets without regard to this per issuer limit. In addition, the credit quality and diversification policies vary to some extent between the Cash Reserve and Tax Exempt Funds because the Tax Exempt Fund is a single-state tax exempt fund.

     Bank Obligations. The Cash Reserve Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Cash Reserve Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. The Cash Reserve Fund's investment in foreign bank obligations is limited to 25% of its assets. The Cash Reserve Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.


     Variable Rate Master Demand Notes. Each Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

     Variable rate master demand notes held by a Fund may have maturities of more than 13 months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals, which may extend up to 13 months. In determining a Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any NRSRO or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

     A Fund will invest in such instruments only where the Adviser believes that the risk of loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

     U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

     Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

     When-Issued Securities. Each Fund may purchase portfolio securities, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

     When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

     When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Repurchase Agreements. The Funds may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. The Adviser monitors the creditworthiness of those bank and non-bank dealers with which each Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

     Reverse Repurchase Agreements and Borrowings. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


     Securities of Other Investment Companies. The Funds may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and
(iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


     Investment Policies and Practices of the Tax Exempt Fund.


     Municipal Securities. Under normal circumstances, substantially all of the Tax Exempt Fund's assets will be invested in New York municipal securities. Municipal securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term municipal securities if the interest paid thereon is excluded from gross income for regular federal income tax purposes.

     The two principal types of municipal securities consist of "general obligation" and "revenue" issues, and the Tax Exempt Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.


     There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Exempt Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix for further information concerning ratings and their significance.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal securities may be materially adversely affected.

     Among other instruments, the Tax Exempt Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Stand-By Commitment Agreements. (Tax Exempt Fund only). The Fund may acquire "stand-by commitments" with respect to municipal securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified municipal securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


     The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of the Adviser present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

     The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.


     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.


     The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

     The Internal Revenue Service ("IRS") has issued a revenue ruling to the effect that a mutual fund will be treated for federal income tax purposes as the owner of the municipal securities acquired subject to a stand-by commitment and the interest on the municipal securities will be tax-exempt to the Fund.


     Third Party Puts. (Tax Exempt Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

     These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.


     Taxable Investments. (Tax Exempt Fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the Adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Adviser determines that it is advisable to do so because of adverse market conditions affecting the market for municipal securities generally. Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days.

     Alternative Minimum Tax Bonds. Each Fund may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities (in the case of the Tax Exempt Fund, up to 20% of its total assets). While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by a Fund will generally be higher than those from other municipal securities due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.

     Special Considerations and Risk Factors. The Tax Exempt Fund may invest all or any part of its assets in municipal securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Adviser. To the extent that the Fund's assets are concentrated in municipal securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.


     The Tax Exempt Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its yield or share price.


     The Tax Exempt Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. See "Special Considerations Relating to New York Municipal Securities."


     Other Investment Limitations.


     Cash Reserve Fund. The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.


     The Cash Reserve Fund may not:


     1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

     2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions.

     4. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

     5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase securities on margin, make short sales of securities or maintain a short position.

     7. Write or sell puts, calls, straddles, spreads or combinations thereof.

     8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

     9. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

     10. Invest in oil, gas or mineral leases.

     11. Invest in other investment companies except to the extent permitted by the 1940 Act.

     If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

     Tax Exempt Fund. The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

     The Tax Exempt Fund may not:

     1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax and New York State and New York City personal income taxes except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

     2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.


     3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) municipal securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

     4. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.


     5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

     7. Purchase securities on margin, make short sales of securities or maintain short positions.

     8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.


     9. Invest more than 10% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

     10. Invest in oil, gas or mineral leases.

     11. Invest in other investment companies except to the extent permitted by the 1940 Act.


     If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                              PORTFOLIO VALUATION

     Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

     Credit Suisse Asset Management, LLC, each Fund's investment adviser, is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. CSAM will select specific portfolio investments and effect transactions for the Funds. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM seeks to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.

     Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

     In no instance will portfolio securities of either Fund be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


     The Tax Exempt Fund may participate, if and when practicable, in bidding for the purchase of municipal securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


     Neither Fund intends to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.


     As of December 31, 2003, the Cash Reserve Fund held securities of its regular brokers or dealers as follows:

                     NAME OF SECURITY                           AGGREGATE VALUE

BANK ONE CAPITAL MARKETS                                    $      3,000,000.00
1.04% dated 1/2/04

CITIGROUP GLOBAL MARKETS                                    $      2,499,000.00
1.09% dated 1/8/04

GOLDMAN SACHS GROUP, INC.                                   $     13,203,000.00
Repurchase Agreement dated 12/31/03

MERRILL LYNCH & COMPANY, INC.                               $      2,003,000.00
Commercial Paper 1.26% Due 2/23/04

MORGAN STANLEY DEAN WITTER & CO.                            $      2,806,000.00
Commercial Paper 5.625% due 1/20/04

        SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


     Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York municipal securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the state of New York ("New York" or the "State") as supplemented and contained in official statements relating to issues of New York municipal securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     The State of New York's most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004.

     Special Considerations. Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget ("DOB") believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State's General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs ("FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation ("LGAC")/Municipal Assistance Corporation ("MAC") transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program ("TAP"), and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

     Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

     The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually. The Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of future collective bargaining agreements.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled "Litigation" for the status of this litigation.

     The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

     In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital ("DSH") payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation ("HHC"), State University of New York ("SUNY") and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

     The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal ("VLT") revenues to provide Sound Basic Education ("SBE") funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

     The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's rainy day fund) and $21 million in the Contingency Reserve Fund ("CRF") for litigation. To permanently improve the State's reserve levels, the Governor's Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

     State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in

2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to
2.1 percent in 2004.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State's recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.


     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.


     State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.


     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State's fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.


     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.26 billion in fiscal year 2003-04, an increase of $4.86 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the expected receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

     All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax ("PIT") rates and in the base and rate of the sales tax.

     Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

     The projected 2003-04 General Fund closing balance of $1.01 billion consists of $794 million in the TSRF (the Rainy Day Fund), $200 million in CPF, and $20 million in the CRF. The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continue increases in financial services incomes.

     The Governor's Executive Budget for 2004-05 fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

     All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for Federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million); and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

     PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

     PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund ("RBTF") and School Tax Relief ("STAR") deposits of $1.2 billion and $171 million, respectively.

     The historical financial results for the prior three fiscal years are presented below.


     2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the "February Financial Plan"), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State's cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State's future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative "member items."

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

     2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

     2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

     The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and

$250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund ("DRRF") for debt reduction in fiscal year 2001-02.


     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.




     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the "Debt Reform Act") imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

     The Debt Reform Act implemented statutory initiatives intended to improve the State's borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.


     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.


     Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act's limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at
1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Capital Plan") with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

     For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.


     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.


     The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

     The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

     On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive. On December 6, 2002, Moody's changed its outlook on the State's general obligation bonds from stable to negative but retained its A2 rating.


     On June 5, 2003, Fitch Ratings assigned its AA- rating on New York's long-term general obligations.


     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


     Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor's application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.


     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.


     On November 23, 1998, the attorneys general for 46 states (including New
York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.


     On June 26, 2003, the State Court of Appeals ruled that the State's financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the "opportunity for a meaningful high school education, one which prepares them to function productively as civic participants." The Court directed the State to implement a remedy by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on

Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

     In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Lawss.2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002," which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in ss. 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.


     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.


     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.


     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority ("TFA") by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.


     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.


     The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.


     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975,

S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City's general obligation debt to "negative" from "stable" but maintained its single-A rating.


     Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody's changed the outlook on the City's bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody's from uncertain to negative. On January 28, 2004, Moody's upgraded its outlook on the City's bonds from negative to stable in light of the City's improving economy and revenue picture.


     On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.


     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.


     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


     For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

     On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

     Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

     The City's June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

     The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

     On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State's Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

     On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the Sales Tax Asset Receivable Corporation ("STAR Corp.") seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City's Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the "Port Authority") had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

     The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

     On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

     The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

     Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the Metropolitan Transit Authority to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and Federal assistance.

     New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The projections set forth in the City's Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City's remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.


     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

                             MANAGEMENT OF THE FUNDS

     Officers and Board of Directors

                  The business and affairs of each Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. Each Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, custodian and transfer agent.

                  The names and birth dates of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.



-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                               Term of                                  Funds in      Other
                                 Position(s)   Office1 and                              Fund Complex  Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Date of Birth  Funds         Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

-------------------------------------------------------------------------------------------------------------------------
Richard H. Francis               Director,     Since 1999    Currently retired          44            None
c/o Credit Suisse Asset          Nominating
Management, LLC                  and Audit
466 Lexington Avenue             Committee
New York, New York               Member
10017-3140

Date of Birth:  04/23/32
-------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                Director,     Since 1988    Dean of Yale School of     43            Director of
Box 208200                       Nominating                  Management and William S.                Aetna, Inc.
New Haven, Connecticut           and Audit                   Beinecke Professor in the                (insurance
06520-8200                       Committee                   Practice of International                company);
                                 Member                      Trade and Finance from                   Director of
Date of Birth:  10/29/46                                     November 1995 to present                 Calpine
                                                                                                      Corporation
                                                                                                      (energy
                                                                                                      provider);
                                                                                                      Director of
                                                                                                      CarMax Group
                                                                                                      (used car dealers)
-------------------------------------------------------------------------------------------------------------------------

----------------------------
1    Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

                                       36


-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                               Term of                                  Funds in      Other
                                 Position(s)   Office1 and                              Fund Complex  Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Date of Birth  Funds         Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                   Director,     Since 2001    Dean Emeritus and          43            Director of
301 ICC                          Audit                       Distinguished Professor                  Carlisle
Georgetown University            Committee                   of International Affairs                 Companies
Washington, DC 20057             Member and                  at the Edmund A. Walsh                   Incorporated
                                 Nominating                  School of Foreign                        (diversified
Date of Birth:  02/11/37         Committee                   Service, Georgetown                      manufacturing
                                 Chairman                    University from June 1995                company);  Member
                                                             to present; Moderator of                 of Selection
                                                             PBS foreign affairs                      Committee for
                                                             television series from                   Truman Scholars
                                                             1988 to 2000                             and Henry Luce
                                                                                                      Scholars;
                                                                                                      Senior Associate
                                                                                                      of Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs organizations
-------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.             Director,     Since 1999    Currently retired          45            Director of
c/o Credit Suisse Asset          Nominating                                                           Education
Management, LLC                  and Audit                                                            Management Corp.
466 Lexington Avenue             Committee
New York, New York               Member
10017-3140

Date of Birth:  12/20/30
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport              Director,     Since 1999    Partner of Lehigh Court,   45            Director of
Lehigh Court, LLC                Nominating                  LLC and RZ Capital                       Presstek, Inc. (a
40 East 52nd Street,             and Audit                   (private investment                      digital imaging
New York, New York 10022         Committee                   firms) from July 2002 to                 technologies
                                 Member                      present; Consultant to                   company);
Date of Birth:  7/10/48                                      SunGard Securities                       Director of Wood
                                                             Finance, Inc. ("SunGard")                Resources, LLC (a
                                                             from February 2002 to                    plywood
                                                             July 2002; President of                  manufacturing
                                                             SunGard from May 2001 to                 company)
                                                             February 2002; President
                                                             of Loanet, Inc. (on-line
                                                             accounting service) from
                                                             1997 to May 2001
-------------------------------------------------------------------------------------------------------------------------


                                       37


-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                               Term of                                  Funds in      Other
                                 Position(s)   Office1 and                              Fund Complex  Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Date of Birth  Funds         Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS/TRUSTEE

-------------------------------------------------------------------------------------------------------------------------
Joseph D. Gallagher2              Director,    Since 2003    Managing Director and      46            None
Credit Suisse Asset Management,  Chairman of                 Chief Executive Officer
LLC                              the Board                   of CSAM since 2003; Chief
466 Lexington Avenue             and Chief                   Executive Officer and
New York, New York 10017-3140    Executive                   Director of Credit Suisse
Date of Birth:  12/14/62         Officer                     Asset Management Limited,
                                                             London, England,
                                                             from June 2000 to
                                                             2003; Director of
                                                             Credit Suisse Asset
                                                             Management Funds
                                                             (UK) Limited,
                                                             London, England,
                                                             from June 2000 to
                                                             2003; Managing
                                                             Director, Head -
                                                             Asian Corporate
                                                             Finance and M&A's,
                                                             Credit Suisse First
                                                             Boston, Hong Kong,
                                                             China, from January
                                                             1998 to May 1999

-------------------------------------------------------------------------------------------------------------------------
William W. Priest, Jr.3          Director      Since 1999    Co-Managing Partner,       50            Globe Wireless,
Steinberg Priest & Sloane                                    Steinberg Priest & Sloane                L.L.C. (maritime
Capital Management                                           Capital Management since                 communications
12 East 49th Street                                          March 2001; Chairman and                 company);
12th Floor                                                   Managing Director of CSAM                InfraRed X
New York, New York 10017                                     from 2000 to February                    (medical device
                                                             2001, Chief Executive                    company)
Date of Birth:  09/24/41                                     Officer and Managing
                                                             Director of CSAM from
                                                             1990 to 2000
-------------------------------------------------------------------------------------------------------------------------


----------------------------------
2 Mr. Gallagher is an "interested person" of each Fund as defined in the 1940 Act, because he is an officer of CSAM.

3 Mr. Priest is an "interested person" of each Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).





---------------------------------------- ------------------- --------------------- ---------------------------------------
NAME, ADDRESS AND DATE OF BIRTH           POSITION(S) HELD   TERM OF OFFICE4        PRINCIPAL OCCUPATION(S) DURING PAST
                                             WITH FUNDS       AND LENGTH OF TIME                 FIVE YEARS
                                                                    SERVED

---------------------------------------- ------------------- --------------------- ---------------------------------------
OFFICERS
---------------------------------------- ------------------- --------------------- ---------------------------------------
Hal Liebes                               Vice President      Since 1999            Managing Director and Global General
Credit Suisse Asset Management, LLC      and Secretary                             Counsel of CSAM; Associated with CSAM
466 Lexington Avenue                                                               since 1997; Officer of other Credit
New York, New York 10017-3140                                                      Suisse Funds
Date of Birth:  07/06/64
---------------------------------------- ------------------- --------------------- ---------------------------------------
Michael A. Pignataro                     Treasurer and       Since 1999            Director and Director of Fund
Credit Suisse Asset Management, LLC      Chief Financial                           Administration of CSAM; Associated
466 Lexington Avenue                     Officer                                   with CSAM since 1984; Officer of
New York, New York 10017-3140                                                      other Credit Suisse Funds
Date of Birth:  11/15/59
---------------------------------------- ------------------- --------------------- ---------------------------------------
Gregory N. Bressler                      Assistant           Since 2000            Director and Deputy General Counsel
Credit Suisse Asset Management, LLC      Secretary                                 of CSAM; Associated with CSAM since
466 Lexington Avenue                                                               January 2000; Associated with the law
New York, New York 10017-3140                                                      firm of Swidler Berlin Shereff
Date of Birth:  11/17/66                                                           Friedman LLP from 1996 to 2000;
                                                                                   Officer of other Credit Suisse Funds
---------------------------------------- ------------------- --------------------- ---------------------------------------
J. Kevin Gao                             Assistant           Since 2004            Vice President and Legal Counsel of
Credit Suisse Asset Management, LLC      Secretary                                 CSAM; Associated with CSAM since July
466 Lexington Avenue                                                               2003; Associated with the law firm of
New York, New York 10017-3140                                                      Willkie Farr & Gallagher LLP from
Date of Birth:  10/13/67                                                           1998 to 2003; Officer of other Credit
                                                                                   Suisse Funds

---------------------------------------- ------------------- --------------------- ---------------------------------------
Joseph Parascondola                      Assistant           Since 2000            Assistant Vice President of CSAM
Credit Suisse Asset Management, LLC      Treasurer                                 since April 2000; Assistant Vice
466 Lexington Avenue                                                               President, Deutsche Asset Management
New York, New York 10017-3140                                                      from January 1999 to April 2000;
Date of Birth:  06/05/63                                                           Officer of other Credit Suisse Funds
---------------------------------------- ------------------- --------------------- ---------------------------------------
Robert M. Rizza                          Assistant           Since 2002            Assistant Vice President of CSAM;
Credit Suisse Asset Management, LLC      Treasurer                                 Associated with CSAM since 1998;
466 Lexington Avenue                                                               Officer of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  12/09/65
---------------------------------------- ------------------- --------------------- ---------------------------------------



-------------------------------
4 Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

            OWNERSHIP IN SECURITIES OF THE FUNDS AND THE FUND COMPLEX


                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2003.


---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity Securities in   Director in Family of Investment
Name of Director                         each Fund*,5                           Companies*,5
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS

---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                       Cash Reserve Fund - E                           E
                                         Tax Exempt Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                        Cash Reserve Fund - A                           A
                                         Tax Exempt Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                           Cash Reserve Fund - A                           D
                                         Tax Exempt Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                     Cash Reserve Fund - A                           C
                                         Tax Exempt Fund -  A
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                      Cash Reserve Fund - B                           D
                                         Tax Exempt Fund - B
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTORS

---------------------------------------- -------------------------------------- --------------------------------------
Joseph D. Gallagher                      Cash Reserve Fund - A                           E
                                         Tax Exempt Fund - A
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest, Jr.                   Cash Reserve Fund - A                           A
                                         Tax Exempt Fund - A
---------------------------------------- -------------------------------------- --------------------------------------

--------------------------------------------------------------------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000



---------------------------------
5 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

                  In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Fund's financial statements, the independent auditor's qualifications and independence, each Fund's compliance with legal and regulatory requirements and the performance of each Fund's independent auditors; (b) prepares an audit committee report, if required by the SEC, to be included in each Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of each Fund's financial statements, the quality and objectivity of each Fund's financial statements, each Fund's accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of each Fund's independent auditors, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Funds and certain other persons by such independent auditors; and (f) acts as a liaison between each Fund's independent auditors and the full Board. The Audit Committee met four times during each Fund's fiscal year ended December 31, 2003.

                  In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at each Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met once during the fiscal year ended December 31, 2003.

                  The Nominating Committee will consider for nomination to the Board candidates submitted by each Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

                  Mr. Rappaport has informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31,2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street"), each of the Fund's co-administrator, or any of their affiliates receives any compensation from either Fund for acting as an officer or trustee of either Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street or any of their affiliates receives an annual fee of $750 and $250 for each Board meeting attended by him for his services as a trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for servicing on the Audit Committee.

DIRECTORS' COMPENSATION:

                  (FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003)


     Name of Director1               Total                Total             All Investment        Total Number funds
                               Compensation from    Compensation from     Companies in Fund     which Director serves
                               Cash Reserve Fund   NY Tax Exempt Fund          Complex           within fund Complex
William W. Priest                $   1,312.50         $   1,312.50         $     74,562.50         49
Richard H. Francis               $   3,437.50         $   3,437.50         $    100,625.04         43
Jack W. Fritz*                   $   3,187.50         $   3,187.50         $     99,125.04          0
Jeffrey E. Garten                $   2,687.50         $   2,687.50         $     84,875.06         42
Peter F. Krogh                   $   3,437.50         $   3,427.50         $     92,124.99         42
James S. Pasman, Jr.             $   3,437.50         $   3,437.50         $    130,750.04         44
Steven N. Rappaport              $   3,437.50         $   3,437.50         $    110,375.06         44
Joseph D. Gallagher              None                 None                 None                    46

------------------------------------------------------------------------------------------------------------------

1 Mr. Gallagher is an interested person of each Fund and, accordingly, if elected as a Director will receive no compensation from either Fund or any other investment company advised by CSAM.

*        Mr. Fritz resigned from the Board on November 18, 2003.

                  As of March 26, 2004, the directors and officers of each Fund as a group owned of record less than 1% of each of the Fund's outstanding common stock.

                  Proxy Voting Policy

                  Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. Each Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. Once filed, each Fund's Form N-PX will be available (1) without charge and upon request by calling either Fund toll-free at 800-927-2874 or through CSAM's website, www.csam.com and (2) on the SEC's website at http://www.sec.gov.

                  Investment Advisory Agreements

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3170, serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912.0 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of December 31, 2003, Credit Suisse Asset Management employed 2,000 people worldwide and had global assets under management of approximately $317.5 billion, with $51.0 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                  For its services to the Cash Reserve Fund and Tax Exempt Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of .35% and .25% of such Fund's average daily net assets, respectively. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by a Fund. Each class of shares of the Funds bears its proportionate share of fees payable to CSAM in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

                  For the past three fiscal years ended December 31, the advisory fees paid to and voluntarily waived by CSAM for each Fund were as follows:


December 31, 2003

---------------------- --------------------------- -----------------------
        Fund           Fees Paid (After Waivers)           Waivers

---------------------- --------------------------- -----------------------
Cash Reserve           $59,382                     $358,477
---------------------- --------------------------- -----------------------
Tax Exempt             $175,381                    $78,438
---------------------- --------------------------- -----------------------

December 31, 2002
---------------------------------------------------------------------------

---------------------- --------------------------- -----------------------
        Fund           Fees Paid (After Waivers)           Waivers

---------------------- --------------------------- -----------------------
Cash Reserve           $432,515                    $298,255
---------------------- --------------------------- -----------------------
Tax Exempt             $254,934                    $117,605
---------------------- --------------------------- -----------------------


December 31, 2001

---------------------- --------------------------- -----------------------
             Fund      Fees Paid (After Waivers)        Waivers

---------------------- --------------------------- -----------------------
Cash Reserve           $818,075                    $306,520
---------------------- --------------------------- -----------------------
Tax Exempt             $408,126                    $63,223
---------------------- --------------------------- -----------------------




Board Approval of Advisory Agreements

                  At a meeting held on November 18, 2003, the Board of each Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees.

                  The Board of Directors of the Cash Reserve Fund noted that the Fund had performed in line with an index of comparable funds for the one-, five- and ten-year periods ended August 31, 2003. The Board recognized that CSAM had continued to invest in the firm's investment capability. The Board reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that fee waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement.

                  The Board of Directors of the Tax Exempt Fund discussed the Fund's outperformance in relation to an index of comparable funds for the one- and five-year period ended August 31, 2003. The Board noted that the Fund had performed in line with the index for the ten-year period ended August 31, 2003. The Board recognized that CSAM had continued to invest in the firm's investment capability. The Board reviewed the extent to which CSAM was waiving its fees and /or reimbursing the Fund's expenses and acknowledged that fee waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. After requesting and reviewing such information as they deemed necessary, the Board approved the Advisory Agreement.

                  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.


    Tax Exempt Fund--Sub-Advisory Agreement and Co-Administration Agreements

                  Prior to August 1, 2002, Blackrock Institutional Management Corporation ("BIMC") served as sub-investment adviser and co-administrator to the Tax Exempt Fund. Prior to February 14, 2001, BIMC served as co-administrator to the Cash Reserve Fund. BIMC received for its services a fee computed daily and payable monthly at an annual rate of .25% of the value of the Tax Exempt Fund's average daily net assts. For the fiscal years ended December 31, 2000, 2001 and 2002, the sub-advisory (for Tax-Exempt Fund only) and administration fees paid to and voluntarily waived by BIMC for each Fund were as follows:

                                    Fiscal year ended December 31, 2000
                               ------------------------------------------------
                               Net Fee                                Waiver
                               ----------------------  ------------------------
Cash Reserve Fund              $704,147                             $(289,667)

Tax Exempt Fund                $309,690                             $(132,522)


                                    Fiscal year ended December 31, 2001
                               ------------------------------------------------
                               Net Fee                                Waiver
                               ----------------------  ------------------------
Cash Reserve Fund*             $80,872                              $ (51,017)

Tax Exempt Fund                $251,509                             $(220,595)

*  For the period January 1, 2001 through February 13, 2001

                                     January 1, 2002-August 1, 2002
                              -------------------------------------------------
                              Net Fee                                Waiver
                               ----------------------  ------------------------
Tax Exempt Fund               $217,558                              $103,257


                  Co-Administration Agreements

                  CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to each Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets.


                  For the fiscal years ended December 31, 2001, 2002 and 2003, the Funds paid CSAMSI co-administrative service fees as follows:

December 31, 2003


------------------------------- ---------------------------------
             Fund                          Fees Paid
------------------------------- ---------------------------------
Cash Reserve                                $119,389
------------------------------- ---------------------------------
Tax Exempt                                  $101,528
------------------------------- ---------------------------------


December 31, 2002

------------------------------- ---------------------------------
             Fund                          Fees Paid
------------------------------- ---------------------------------
Cash Reserve                                $208,791
------------------------------- ---------------------------------
Tax Exempt                                  $149,263
------------------------------- ---------------------------------

December 31, 2001

------------------------------- ---------------------------------
             Fund                          Fees Paid
------------------------------- ---------------------------------
Cash Reserve                                $336,376
------------------------------- ---------------------------------
Tax Exempt                                  $188,539
------------------------------- ---------------------------------


                  State Street became co-administrator to Cash Reserve Fund on May 1, 2002 and to Tax Exempt Fund on August 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of ..05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to annual minimum fee exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the year ended December 31, 2003, co-administrative services fees earned by State Street (including out-of-pocket expenses) for Cash Reserve Fund were $72,158. For the year ended December 31, 2003, co-administrative services fees earned by State Street (including out of pocket expenses) for Tax Exempt Fund were $63,863.


                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Cash Reserve Fund from February 14, 2001 to May 1, 2002. PFPC received fees for its services calculated on the Cash Reserve Fund's average daily net assets, as follows .07% for the first $500 million in average daily net assets, .06% for the next $1 billion in average daily net assets, and .05% of the average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive out-of-pocket expenses. For the period from February 15, 2001 through December 31, 2001, the Cash Reserve Fund paid PFPC co-administration fees of $198,952. For the period from January 1, 2002 through April 30, 2002, the Cash Reserve Fund paid PFPC co-administration fees (including out of pocket expenses) of $68,655.


                  Each Fund and CSAM have obtained an order of exemption
(the "Order") from the SEC to permit certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends. During the fiscal year ended December 31, 2003 and until March 24, 2004, Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, served as the Fund's securities lending agent. Effective March 24, 2004, State Street Bank and Trust Company ("State Street"), the Fund's co-administrator and custodian, has been engaged to act as the Fund's securities lending agent. State Street is not an affiliate of CSAM.

                  Code of Ethics

                  Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                  Custodian and Transfer Agent

                  State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund,
(b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Directors concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreement, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

                  Organization of the Funds

                  The Funds were incorporated on November 15, 1984 under the laws of the State of Maryland as "Counsellors Cash Reserve Fund, Inc." and as "Counsellors New York Tax Exempt Fund, Inc." On October 27, 1995, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Warburg, Pincus Cash Reserve Fund, Inc." and "Warburg, Pincus New York Tax Exempt Fund, Inc.", respectively. On March 26, 2001, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Credit Suisse Warburg Pincus Cash Reserve Fund, Inc." and "Credit Suisse Warburg Pincus New York Tax Exempt Fund, Inc.," respectively. On December 12, 2001, the Cash Reserve Fund and the New York Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Credit Suisse Cash Reserve Fund, Inc." and "Credit Suisse New York Tax Exempt Fund, Inc.," respectively.

                  The Tax Exempt Fund's charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares and one billion shares are designated Class A shares. The Cash Reserve Fund's charter authorizes the Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.

                  Multi-Class Structure. The Cash Reserve Fund has four separate classes of shares outstanding: Common shares, Class A shares, Class B shares and Class C shares. The Tax Exempt Fund has two separate classes of shares outstanding: Common shares and Class A shares. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor shares. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Class B and Class C shares, the total return on such shares can be expected to be lower than the total return on Common and Class A shares.

                  Pending shareholder approval, each Fund may redeem shares held by a shareholder for any reason, subject to applicable law, if the Board of Directors determines that doing so is in the best interests of the Fund.


                  Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.


                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.csam.com.


                  DISTRIBUTION AND SHAREHOLDER SERVICING

                  Distributor. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

                  Class A, Class B and Class C Shares. The Cash Reserve Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan," respectively). The Tax Exempt Fund has adopted a Plan of Distribution for its Class A shares (the "A Shares 12b-1 Plan"). Each of the A Shares 12b-1 Plans, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

                  The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that:
(i) an asset based sales charge of .50% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (i) an asset-based sales charge of .50% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

                  With respect to sales of the Cash Reserve Fund's Class B and Class C shares and certain sales of each Fund's Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.


                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in each Fund's Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2004. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of each Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to a Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Funds. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.


                  General. Each of the A Shares, B Shares and C Shares 12b-1 Plans will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, as applicable, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the A Share 12b-1 Plan, B Shares 12b-1 Plan or C Shares 12b-1 Plan ("Independent Directors"). Any material amendment of any of the A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  Payments by the Funds to CSAMSI under the A Shares, B Shares and C Shares 12b-1 Plans, as applicable, are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

                  CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the A Shares, B Shares and C Shares 12b-1 Plans, as applicable, and the purposes for which the expenditures were made.


                  For the fiscal year ended December 31, 2003, Class A shares of Cash Reserve Fund paid $3,906 in distribution fees to CSAM and Class A shares of Tax Exempt Fund paid $61 in distribution fees to CSAMSI. For the fiscal year ended December 31, 2003, Class B and Class C Shares of Cash Reserve Fund paid $176 and 134 respectively in distribution fees to CSAM.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund. There are no front end sales charges on the purchase of the Funds' shares; a deferred sales charge may be imposed on certain redemptions purchased through an exchange from another Credit Suisse Fund that imposes a deferred sales charge.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  COMMON CLASS SHARES. To purchase Common shares directly from Funds, contact the Funds to obtain an application. Fill it out and mail it to the Funds along with an investment check, payable to "Credit Suisse Funds." The Funds cannot accept "starter" checks that do not have your name preprinted on them. The Funds also cannot accept checks payable to you or to another party and endorsed to the order of the Funds. These types of checks may be returned to you and your purchase order may not be processed.

               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES.

                  Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. Class B shares and Class C shares of the Cash Reserve Fund may only be acquired through an exchange from another Credit Suisse Fund. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B and Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Redemptions. Class A shares of the Funds and Class B and C shares of the Cash Reserve Fund may be redeemed at a redemption price equal to the NAV per share next computed following the receipt by your financial representative of your request in proper form, minus any applicable deferred sales charge. Class A shares of the Funds and Class B and C shares of the Cash Reserve Fund may also be redeemed by sweep. If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a Fund sufficient amounts to cover security purchases in your brokerage account.

                  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

                  If the Board of a Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  Automatic Cash Withdrawal Plan.

                  An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.

                  Contingent Deferred Sales Charges.

                  If Class A shares of the Funds and Class B and Class C shares of the Cash Reserve Fund (each, an "Exchanged-For Fund") are acquired by exchange from another Credit Suisse Fund (an "Exchanged Fund") subject to a contingent deferred sales charge ("CDSC") or a limited deferred sales charge ("Limited CDSC"), the original deferred sales charge on the Exchanged Fund will apply to these shares. If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the Exchanged-For Fund's shares redeemed may be subject to a Limited CDSC of up to 1.00%. If you redeem any Class B shares of the Cash Reserve Fund acquired by exchange of shares subject to a CDSC within four years after you purchased such Exchanged Fund's shares, the shares of the Exchanged Fund redeemed may be subject to a CDSC of up to 4.00%.

                  If you redeem any Class C shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within one year after you purchased such Exchanged Fund's shares, the shares redeemed may be subject to a CDSC of 1%.

                  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  The rate of any CDSC or Limited CDSC is determined by the length of the period of ownership. The length of the period of ownership is measured from the time of purchase of the Exchanged Fund's shares subject to a CDSC or Limited CDSC to the time of exchange into the Funds. THE TIME YOU HOLD SHARES OF THE EXCHANGED-FOR FUNDS' SHARES IS COUNTED WHEN CALCULATING ANY APPLICABLE CDSC OR LIMITED CDSC. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2002 will be eligible for the second year's charge if redeemed on or after October 1, 2003. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares not subject to a CDSC and then from shares held the longest. CSAMSI receives any CDSC directly.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder may exchange Common shares of a Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A shareholder of the Funds or Class B or Class C shareholder of the Cash Reserve Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge or sales charge differential, or for shares of another Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may require that the shareholder hold the shares for up to 12 months to avoid a Limited CDSC.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.

                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.


                  Each Fund reserves the right to refuse any purchase or exchange request, including those from any person or group who, in such fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, a Fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. Each Fund is intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt a Fund and its shareholders, each Fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, each Fund's efforts to curb market timing may not be entirely successful. In particular, each Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, each Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.


                     ADDITIONAL INFORMATION CONCERNING TAXES


                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


                  As described above and in the Funds' Prospectus, the Tax Exempt Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Exempt Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

                  The Funds and Their Investments.


                  Each Fund intends to continue to qualify as a "regulated investment company" under the Code each taxable year. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code's timing and other requirements (the "Distribution Requirement"). A Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

                  Foreign Investments.


                  Investors in the Cash Reserve Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could be subject to foreign income or withholding taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

                  Taxation of U.S. Shareholders.

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder of the Fund on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year. Each Fund intends to declare dividend distributions daily and pay them monthly and currently expects to distribute net realized capital gains annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the IRS.

                  Dividends of net investment income and distributions of net realized short-term capital gains are taxable to U.S. shareholders as ordinary income, whether paid in cash or shares. However, any dividends paid by Tax Exempt Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. While neither Fund expects to realize net long-term capital gains, any distribution of such realized gains that a Fund designates as a capital gain distribution will be taxable as long-term capital gain, regardless of how long a shareholder has held shares of the Fund. A shareholder of a Fund receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

                  Because the Tax Exempt Fund will distribute tax-exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder of the Tax Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives tax-exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Tax Exempt Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Tax Exempt Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.


                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss, if any, equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be (i) disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such share and (ii) treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the federal income tax status (and New York State and New York City personal income tax status in the case of shareholders of the Tax Exempt Fund) of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  The dollar amount of Tax Exempt Fund dividends excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxation and the dollar amounts subject to federal income taxes and New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Fund. In the event that the Tax Exempt Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                        INDEPENDENT AUDITORS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent Auditors for each Fund. The Funds' financial statements for the fiscal year ended December 31, 2002 that are incorporated by reference in this Statement of Additional Information have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of March 26, 2004, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of each Fund's outstanding shares were as follows:




                                CASH RESERVE FUND

-------------------------------------- ------------------ ------------------- -------------------- -------------------
                                            Common             Class A              Class B             Class C
                                            Shares              Shares              Shares               Shares
                                            ------              ------
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Neuberger Berman**                          35.22%
#114000
Attn: Operations Control Dept
Ron Staib
55 Water Street, Fl 27
New York, NY 10041-0004

-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Fiduciary Trust Co International**           7.50%
Cust A/C Attn: Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY 10008-3199
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Credit Suisse Asset Securities Inc.**        5.16%
Attn: Adam Borak
466 Lexington Avenue, 12th Fl
New York, NY 10017-3140
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Pershing LLC**                                                  22.61%
P.O. 2052
Jersey City, NJ 07303-2052
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Pershing LLC**                                                  9.58%
P.O. 2052
Jersey City, NJ 07303-2052
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Joseph M. Reid                                                  7.31%
and Jeanne Elizabeth Reid JT WROS
192 Mystic Valley Pkwy
Winchester, MA 01890-2847
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Donna L. Wuesthoff                                              6.93%
3337 Waitts Lake Rd
Valley, WA 99181-9713
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Lynnette M. Larkin                                              6.47%
10 Apple Orchard CT
Saint Paul, MN 55110-1200
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Pershing LLC**                                                  6.02%
P.O. Box 2052
Jersey City, NJ 07303-2052
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Larkin Industries Inc. PSP & Trust                              5.92%
Master Account
2020 Energy Park Dr.
Saint Paul, MN 55108-1506
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Pershing LLC**                                                  5.28%
P.O. Box 2052
Jersey City, NJ 07303-2052
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Credit Suisse Asset Management**                                                    91.59%
Attn: Adam Borak
466 Lexington Avenue, 12th Fl
New York, NY 10017-3140
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Helen Velez and Maxie Velez                                                          8.40%
JTWOS
4044 Express Dr. S

Ronkonkoma, NY 11779-5526
-------------------------------------- ------------------ ------------------- -------------------- -------------------

-------------------------------------- ------------------ ------------------- -------------------- -------------------
Credit Suisse Asset Management**                                                                          100%
Attn: Adam Borak
466 Lexington Avenue, 12th Fl
New York, NY 10017-3140
-------------------------------------- ------------------ ------------------- -------------------- -------------------


                            New York Tax Exempt Fund

---------------------------------------- -------------------------------------- --------------------------------------
                                                        Common                                 Class A
                                                        Shares                                 Shares

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
Neuberger & Berman #114000**                            64.01%
Attn:  Operations Control Dept
Steve Gallaro
55 Water St Fl 27
New York, NY 10041-0004
---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
CSWP Money Fund Settlement                              18.89%
Attn: Procash Processing
c/o Pershing LLC
One Pershing Plaza - 6th Floor
Jersey City, NJ 07399-0001

---------------------------------------- -------------------------------------- --------------------------------------

---------------------------------------- -------------------------------------- --------------------------------------
First Clearing Corporation                                                                     95.27%
A/C 1834-1512
Barbara R. Brown and
Anthony R. Brown MD
1501 Fairway Green
Mamaroneck, NY 10543-4342
---------------------------------------- -------------------------------------- --------------------------------------


** The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A


                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by the Standard & Poor's Division of the Mc-Graw-Hill Companies Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Service, ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

                  The following summarizes the highest two ratings used by S&P for Municipal Securities:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the highest two ratings used by Moody's for bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                                   APPENDIX B
                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                                CSAM CAPITAL INC.
                               CREDIT SUISSE FUNDS
                        CREDIT SUISSE INSTITUTIONAL FUNDS
                              CSAM CLOSED-END FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

INTRODUCTION

     Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

CONSENT

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

RECORDKEEPING

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     o    a copy of the Policy;

     o    a copy of each proxy statement received on behalf of CSAM clients;

     o    a record of each vote cast on behalf of CSAM clients;

     o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

DISCLOSURE

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

PROCEDURES

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

OPERATIONAL ITEMS

         Adjourn Meeting

              Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

         Amend Quorum Requirements

              Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

         Amend Minor Bylaws

              Generally vote for bylaw or charter changes that are of a housekeeping nature.

         Change Date, Time, or Location of Annual Meeting

              Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

         Ratify Auditors

              Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS

         Voting on Director Nominees in Uncontested Elections

              Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill;
              (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

         Cumulative Voting

              Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

         Director and Officer Indemnification and Liability Protection

              Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

         Filling Vacancies/Removal of Directors

              Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

         Independent Chairman (Separate Chairman/CEO)

              Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including:
              (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

         Majority of Independent Directors

              Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

         Term Limits

              Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

         Voting on Director Nominees in Contested Elections

              Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or
              (8) whether takeover offer has been rebuffed.

         Amend Bylaws without Shareholder Consent

              Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

         Confidential Voting

              Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
              In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

         Cumulative Voting

              Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

         Advance Notice Requirements for Shareholder Proposals/Nominations

              Votes on advance notice proposals are determined on a case-by-case basis.

         Amend Bylaws without Shareholder Consent

              Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

         Poison Pills (Shareholder Rights Plans)

              Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over;
              (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

         Shareholders' Ability to Act by Written Consent

              Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

         Shareholders' Ability to Call Special Meetings

              Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

         Supermajority Vote Requirements

              Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

         Appraisal Rights

              Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

         Asset Purchases

              Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

         Asset Sales

              Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

         Conversion of Securities

              Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

         Corporate Reorganization

              Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

         Reverse Leveraged Buyouts

              Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

         Formation of Holding Company

              Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following:
              (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
              (b)
              fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

         Joint Ventures

              Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

         Mergers and Acquisitions

              Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure;
              (8) conflicts of interest.

         Private Placements

              Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

         Prepackaged Bankruptcy Plans

              Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

         Recapitalization

              Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

         Reverse Stock Splits

              Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

         Spinoffs

              Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion;
              (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

         Value Maximization Proposals

              Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

         Adjustments to Par Value of Common Stock

              Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

         Common Stock Authorization

              Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

         Dual-class Stock

              Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

         Issue Stock for Use with Rights Plan

              Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

         Preemptive Rights

              Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

         Preferred Stock

              Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

         Recapitalization

              Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

         Reverse Stock Splits

              Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

         Share Repurchase Programs

              Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

         Stock Distributions: Splits and Dividends

              Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

         Tracking Stock

              Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4)
               diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

         Executive and Director Compensation

              Votes on compensation plans for directors are determined on a case-by-case basis.

         Stock Plans in Lieu of Cash

              Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

         Director Retirement Plans

              Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

         Management Proposals Seeking Approval to Reprice Options

              Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

         Incentive Bonus Plans and Tax Deductibility Proposals

              Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

         Employee Stock Ownership Plans (ESOPs)

              Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

         401(k) Employee Benefit Plans

              Generally vote for proposals to implement a 401(k) savings plan for employees.

         Shareholder Proposals Regarding Executive and Director Pay

              Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

         Performance-Based Option Proposals

              Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

         Stock Option Expensing

              Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

         Golden and Tin Parachutes

              Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

Dated:  January 13, 2004

                                   APPENDIX C

                            SPECIAL FEE ARRANGEMENTS

                  FEE ARRANGEMENT FOR THE SALE OF COMMON CLASS

-----------------------------------------------------------------------------------------------------------------

DEALER NAME                              FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                   0.25%
-----------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%
-----------------------------------------------------------------------------------------------------------------
American Express Fin. Advisors           0.40%
-----------------------------------------------------------------------------------------------------------------
American General Ret. Srvcs              0.40%
-----------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global fixed income fund
-----------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%
-----------------------------------------------------------------------------------------------------------------
BISYS BD Services, Inc.                  0.25%
-----------------------------------------------------------------------------------------------------------------
Brown & Co                               0.15%
-----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for retirement plan shares
-----------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Chicago Trust Company                    0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%
-----------------------------------------------------------------------------------------------------------------
Citigroup                                Global Markets Inc. 0.25% through Custody programs; 0.35% for Investment
                                         Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed
                                         0.40% of the average daily net assets investing in the Funds through a retirement program
-----------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%
-----------------------------------------------------------------------------------------------------------------
Datalynx                                 0.25%
-----------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions
-----------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%
-----------------------------------------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through Federated Trust Connect Defined
                                         Contribution
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%
-----------------------------------------------------------------------------------------------------------------
Federated Investors                      0.25%
-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             0.40% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans
-----------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)
-----------------------------------------------------------------------------------------------------------------
Harris Bank                              0.25%
-----------------------------------------------------------------------------------------------------------------
Hewitt                                   Associates LLC 0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50  million or more
-----------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%
-----------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%
-----------------------------------------------------------------------------------------------------------------

                                      C-1



-----------------------------------------------------------------------------------------------------------------

DEALER NAME                              FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
-----------                              ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Invesco Retirement, Inc.                 0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                         0.25% is payable to the Clearing Broker other than Invesco Services
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%
-----------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%
-----------------------------------------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.35%
-----------------------------------------------------------------------------------------------------------------
National Financial Services              0.30% plus additional 0.10% for assets under Retirement FundsNetwork
-----------------------------------------------------------------------------------------------------------------
National Investor Service Corp           0.35%
-----------------------------------------------------------------------------------------------------------------
Nationwide Financial Srvcs Inc           $0-$50 million - 0.00%; $50 million-$1 billion - 0.15% ; +1 billion -
                                         0.20% across common and Trust portfolios
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax Exempt funds
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.40%
-----------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America
-----------------------------------------------------------------------------------------------------------------
Raymond James & Associates Inc           0.20%
-----------------------------------------------------------------------------------------------------------------
Raymond James Financial Srvcs            0.20%
-----------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
-----------------------------------------------------------------------------------------------------------------
Retirement Financial Srvcs Inc           0.25%
-----------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
-----------------------------------------------------------------------------------------------------------------
The Vanguard Group                       0.25%
-----------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%
-----------------------------------------------------------------------------------------------------------------
UBS Financial Services                   0.30%
-----------------------------------------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of global fixed income fund
-----------------------------------------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of global fixed income fund
-----------------------------------------------------------------------------------------------------------------
US Clearing Corp                         Up to 0.25%
-----------------------------------------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
VALIC                                    0.40%
-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A.                0.35%
-----------------------------------------------------------------------------------------------------------------


               FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C

------------------------------------------------------------------------------------------------------------------
DEALER NAME                               FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
------------                              ------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
A G Edwards & Sons Inc                    In addition to the standard compensation, $6 per Level One account;
                                          $12 per Level Three account; and $6 per Level Four account
------------------------------------------------------------------------------------------------------------------
American Express Fin. Advisors            Standard compensation for each class plus additional 0.15%
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.             In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales ; 1.25% per quarter on assets (or 5%
                                          annually)
------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                    Standard compensation plus 0.10% of the aggregate value of Fund shares held
------------------------------------------------------------------------------------------------------------------
NationalInvestor Service Corp             Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter
------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.          0.25% for servicing fee plus 0.10% for sub-accounting fee
------------------------------------------------------------------------------------------------------------------
UBS Financial Services                    Standard compensation for each class plus 0.20% annually on gross sales;
                                          0.05% annually on net assets invested in the Credit Suisse Funds;
                                          $12/year per network account
------------------------------------------------------------------------------------------------------------------


                         FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED

-----------------------------------------------------------------------------------------------------------------
DEALER NAME                               FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
------------                              ------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
American Cent. Inv. Mgmt. Co.             0.45%
-----------------------------------------------------------------------------------------------------------------
American General Ret. Srvcs               0.50%
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                 0.50%
-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)              0.40% on average net assets plus 0.20% on net in-flows from the FIIOC plans
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                       0.50%
-----------------------------------------------------------------------------------------------------------------
Invesco Retirement, Inc                   0 .50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than Invesco Services
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                  0.25% and an additional 0.15% for equity funds, and an additional
                                          0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                          $50,000,000; 0.25% above $50,000,000
-----------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                 0.40%
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                   0.50%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                 0.50%
-----------------------------------------------------------------------------------------------------------------
Putnum Fiduciary Trust Co                 0.50%
-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                  0.30%
-----------------------------------------------------------------------------------------------------------------


FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

o    One-time account set-up fee of $50,000.

o    Class A, B or C Shares:

     o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

     o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

     o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

     o    An annual fee of 0.10% on net assets held in the ERISA Accounts.

o    Common Class Shares:*

     o    An annual fee of 0.10% on net assets in ERISA Accounts; and,

     o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

     o $16 of Processing Fee annually per each position of each Fund in a Plan;

     o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

     o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and

(b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

FEE ARRANGEMENTS WITH PERSHING

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES

          o Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

          o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

          o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

          o Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

          o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

          o With respect to Municipal Money and U.S. Government Money Funds, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.60 fee per shareholder statement.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits
                  --------

Exhibit No.       Description of Exhibit
                  ----------------------

     a(1)                  Articles of Incorporation dated October 31, 1984. 1

     a(2)                  Articles of Amendment dated November 12, 1996. 2

     a(3)                  Articles Supplementary dated November 12, 1996. 2

     a(4)                  Articles of Amendment dated February 27, 2001. 3

     a(5)                  Articles Supplementary dated October 23, 2001. 4

     a(6)                  Articles of Amendment dated October 17, 2001. 5

     b(1)                  Amended and Restated By-Laws as adopted
                           February 7, 1990. 1

     b(2)                  Amendment to By-Laws dated October 27, 1995. 6

     b(3)                  Amendment to the By-Laws dated February 6, 1998. 7


------------------------------


1 Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on June 28, 1995 (Securities Act File No. 2-94841).

2 Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on June 25, 1997 (Securities Act File No. 2-94841).

3 Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc. filed on April 28, 2001 (Securities Act File No. 2-94841).

4 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc. filed on November 8, 2001 (Securities Act File No. 2-94841).

5 Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on April 5, 2002 (Securities Act File No. 2-94841).

6 Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc., filed on July 1, 1996 (Securities Act File No. 2-94840).

     b(4)                  Amended By-Laws dated February 5, 2001. 8

     b(5)                  Amendment to By-Laws dated March 26, 2001. 3

     b(6)                  Amendment to By-Laws dated December 12, 2001. 5


     b(7)                  Amendment to By-Laws dated February 12, 2002. 9

     c                     Form of certificates for common stock. 10

     d(1)                  Investment Advisory Agreement dated July 6, 1999. 9

     d(2)                  Co-Administration Agreement with CSAMSI dated
                           November 1, 1999. 9

     d(3) Amendment to Co-Administration Agreement with CSAMSI dated April 26, 2001.11

     d(4) Amendment to Co-Administration Agreement with CSAMSI dated October 2, 2001. 11

     d(5) Amendment to Co-Administration Agreement with CSAMSI dated February 13, 2003. 11

     d(6) Co-Administration Agreement with State Street Bank and Trust Company ("State Street") dated
                           March 18, 2002. 12

     e(1) Distribution Agreement with Credit Suisse Asset Management, Inc. ("CSAMSI") dated August 1, 2000. 9

----------------------------------------

7 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Credit Suisse Global Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 333-15419).

8 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).


9 Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on April 10, 2003 (Securities Act File No. 2-94841.

10 Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund filed on June 28, 1995 (Securities Act File No. 2-94840).

11 Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A for Credit Suisse Institutional Fixed Income Fund, Inc., filed on December 23, 2003 (Securities Act File No. 333-60673).

12 Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

     e(2)                  Amendment to Distribution Agreement with CSAMSI dated
                           October 2, 2001. 9

     f                     Not applicable.

     g(1) Custodian Agreement with State Street Bank and Trust Company dated October 20, 2000 ("State Street"). 12

     g(2) Amendment to Custodian Agreement with State Street dated April 26, 2001. 13

     g(3) Amendment to Custodian Agreement with State Street dated May 16, 2001. 13

     g(4) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. 13

     h(1) Transfer Agency and Service Agreement with Boston Data Financial Data Services, Inc. dated
                           February 1, 2001. 9

      (2) Amendment to Transfer Agency and Service Agreement with Boston Data Financial Data Services, Inc. dated December 31, 2002. 9

     i                     Opinion and Consent of Willkie Farr & Gallagher. 14

     j(1) Consent of PricewaterhouseCoopers LLP, independent auditors.

      (2)                  Powers of Attorney.

     k                     Not applicable.


     l(1)                  Purchase Agreement dated April 17, 1985. 9

      (2)                  Purchase Agreement dated October 2, 2001. 9

     m(1) Shareholder Servicing and Distribution Plan for Common Class Shares dated November 16, 2000. 9

      (2)                  Distribution Plan for Advisor Class Shares dated
                           November 16, 2000. 9


---------------------------------

12 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

13 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

14 Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A for Credit Suisse New York Tax Exempt Fund, Inc., filed on April 28, 1995 (Securities Act File No. 2-94841).

      (3)                  Class A Distribution Plan dated October 2, 2001. 15

       n                   Amended Rule 18f-3 Plan dated November 12, 2001. 15


       o                   Not applicable.

       p                   Not filed as an exhibit because Registrant is a Money
                           Market Fund.



Item 24.          Persons Controlled by or Under Common Control
                  with Registrant
                  ---------------------------------------------

                  From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant Fund's shares on behalf of discretionary advisory clients. CSAM, LLC has two wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation, and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.          Indemnification
                  ---------------

                  Registrant, and officers and directors of CSAM, LLC, CSAMSI and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.


Item 26   .       Business and Other Connections of
                  Investment Adviser
                  -------------------------------------


                  CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27.          Principal Underwriter
                  ---------------------


                  (a) CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Capital


--------------------------



15 Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc., filed on November 8, 2001 (Securities Act File No. 2-94840).

Funds; Credit Suisse Opportunity Funds; Credit Suisse Capital Appreciation Fund; Credit Suisse Cash Reserve Fund; Credit Suisse Mid-Cap Growth Fund; Credit Suisse Emerging Markets Fund; Credit Suisse Fixed Income Fund; Credit Suisse Select Equity Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global Post-Venture Capital Fund; Credit Suisse International Focus Fund; Credit Suisse Japan Equity Fund; Credit Suisse New York Municipal Fund; Credit Suisse Short Duration Bond Fund; Credit Suisse Strategic Small Cap Fund; Credit Suisse Small Cap Growth Fund and Credit Suisse Trust.


                  (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

                  (c)  None.

Item 28.          Location of Accounts and Records
                  --------------------------------

                  (1)      Credit Suisse New York Tax Exempt Fund, Inc.
                           466 Lexington Avenue
                           New York, New York  10017-3140
                           (Fund's articles of incorporation, by-laws and minute books)

                  (2) Credit Suisse Asset Management Securities, Inc. 466 Lexington Avenue
                           New York, New York 10017-3140
                           (records relating to its functions as
                           co-administrator and distributor)

                  (3)      Credit Suisse Asset Management, LLC
                           466 Lexington Avenue
                           New York, New York 10017-3140
                           (records relating to its functions as investment adviser)

                  (4)      State Street Bank and Trust Company
                           225 Franklin Street
                           Boston, Massachusetts  02110
                           (records relating to its functions as
                           co-administrator and custodian)

                  (5)      Boston Financial Data Services, Inc.
                           2 Heritage Drive
                           North Quincy, Massachusetts  02177
                           (records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.          Management Services
                  -------------------

                  Not applicable.

Item 30.          Undertakings
                  ------------

                  Not applicable.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 1st day of April, 2004.


                                    CREDIT SUISSE NEW YORK TAX EXEMPT FUND, INC.




                                    By: /s/ Joseph D. Gallagher
                                       ------------------------
                                       Joseph D. Gallagher
                                       Chairman and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:




Signature                                              Title                            Date
---------                                              -----                            ----
/s/Joseph D. Gallagher                           Chairman and Chief Executive       April 1, 2004
---------------------------                      Officer
Joseph D. Gallagher

/s/Michael A. Pignataro                          Treasurer and Chief Financial      April 1, 2004
---------------------------                      Officer
   Michael A. Pignataro

/s/William W. Priest*                            Director                           April 1, 2004
---------------------------
   William W. Priest

/s/Richard H. Francis*                           Director                           April 1, 2004
---------------------------
   Richard H. Francis

/s/Jeffrey E. Garten*                            Director                           April 1, 2004
---------------------------
    Jeffrey E. Garten

/s/James S. Pasman, Jr.*                         Director                           April 1, 2004
---------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport*                          Director                           April 1, 2004
---------------------------
   Steven N. Rappaport

/s/Peter F. Krogh*                               Director                           April 1, 2004
---------------------------
   Peter F. Krogh

*By:/s/Michael A. Pignataro
----------------------------
     Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit
-----------        ----------------------


j(1)               Consent of PricewaterhouseCoopers LLP, Independent Auditors.


 (2)               Powers of Attorney.



                                       2